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PROSPECTUS                                                      October 30, 2003
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1,720 SHARES SERIES A
1,720 SHARES SERIES B

[JHF LOGO]

JOHN HANCOCK INVESTORS TRUST
AUCTION PREFERRED SHARES
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John Hancock Investors Trust (the "Fund") is a diversified, closed-end management investment company organized in 1970. The Fund is offering 1,720 shares of its Series A Auction Preferred Shares and 1,720 shares of its Series B Auction Preferred Shares (collectively, the "Preferred Shares" or "APS").

INVESTMENT OBJECTIVES. The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

PORTFOLIO CONTENTS. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and foreign corporations and governments, some of which may carry equity features. At least 30% of Fund's total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Fund's investment adviser to be of comparable credit quality, (b) U.S. government securities, and (c) cash or cash equivalents. The remaining 70% of the Fund's total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's ability to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." Although the Fund is permitted to invest up to 70% of its assets in junk bonds and may do so in the future, historically the Fund's portfolio has been primarily invested in investment grade securities. The Fund focuses on intermediate and longer-term debt securities but may invest in securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The Fund may also purchase preferred stock and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred or common stock if as a result the value of all preferred and common stocks in the Fund's portfolio exceeds 20% of its total assets. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT ADVISER. John Hancock Advisers, LLC (the "Adviser") is the Fund's investment adviser and administrator.

BEFORE BUYING ANY PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "RISK FACTORS" BEGINNING ON PAGE 26. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE 4.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                               PROCEEDS TO
                                                              PRICE TO PUBLIC    SALES LOAD      FUND(1)
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
Per share                                                             $25,000     $    250     $    24,750
----------------------------------------------------------------------------------------------------------
Total                                                             $86,000,000     $860,000     $85,140,000
----------------------------------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the APS are issued, but before offering expenses payable by the Fund estimated to be $207,800.

The APS are being offered by the underwriter subject to certain conditions. The underwriter reserves the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company on or about November 4, 2003.

                              UBS Investment Bank

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Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for successive Dividend Periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of issue to, but excluding, November 19, 2003 will be 1.15% per year. The dividend rate on the Series B APS for the initial period from and including the date of issue to, but excluding, November 20, 2003 will be 1.15% per year. For each subsequent period, the Auction Agent will determine the dividend rate for a particular period by an Auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix D to the Statement of Additional Information.

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of Preferred Shares--REDEMPTION."

The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares ("Common Shares"). The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "JHI." This offering is conditioned upon the APS receiving a rating of "Aaa" from Moody's.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated October 30, 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 61 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6020 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriter has not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriter is not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of the Prospectus.

TABLE OF CONTENTS
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
Prospectus summary........................    1
Financial highlights......................   14
The Fund..................................   16
Use of proceeds...........................   16
Capitalization (unaudited)................   17
Portfolio composition.....................   17
Investment objectives and principal
  investment strategies...................   18
Risk factors..............................   26
Description of Preferred Shares...........   35
The Auction...............................   45
Management of the Fund....................   52
Net asset value...........................   54
U.S. federal income tax matters...........   55
Description of shares.....................   58
Certain provisions of the Declaration of
  Trust and By-laws.......................   59
Underwriting..............................   60
Custodian, transfer agent, registrar and
  dividend disbursing agent...............   60
Legal matters.............................   60
Table of contents for Statement of
  Additional Information..................   61
Glossary..................................   62

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                                       ii
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Prospectus summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the APS, especially the information set forth under the heading "Risk factors." You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Fund's By-laws. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

John Hancock Investors Trust (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized in 1970 and commenced operations in 1971. See "The Fund." John Hancock Advisers, LLC (the "Adviser") acts as the Fund's investment adviser and administrator. The Fund's common shares of beneficial interest ("Common Shares") are traded on the New York Stock Exchange under the symbol "JHI." As of September 30, 2003, the Fund had 8,053,125 Common Shares outstanding and net assets of $178.3 million.

THE OFFERING

The Fund is offering an aggregate of 1,720 Series A APS and 1,720 Series B APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered by UBS Securities LLC (the "Underwriter"). See "Underwriting."

The APS entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods. In general, except as described under "--DIVIDENDS AND DIVIDEND PERIODS" below and "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS," the Dividend Period for the APS will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period. See "The Auction."

The APS are not listed on an exchange. Instead, investors may buy or sell APS in an Auction that normally is held weekly by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent or to certain other Broker-Dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first Auction Date for Series A APS will be November 18, 2003 and for Series B APS will be November 19, 2003, each being the Business Day before the Initial Dividend Payment Date for the Initial Dividend Period for the relevant series of APS, November 19, 2003 for Series A APS and November 20, 2003 for Series B APS. Unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day, the Auction Date for Series A APS generally will be Tuesday and for Series B APS generally will be Wednesday.

Generally, investors in the APS will not receive certificates representing ownership of their shares. The Securities Depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of APS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the APS.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

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PORTFOLIO CONTENTS
The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and foreign corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may also purchase preferred stock and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred or common stock if as a result of that acquisition the value of all preferred and common stocks in the Fund's portfolio would exceed 20% of its total assets.

At least 30% of Fund's total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Fund's Adviser to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund's total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's ability to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." Although the Fund is permitted to invest up to 70% of its assets in junk bonds and may do so in the future, historically the Fund's portfolio has been primarily invested in investment grade securities. While the Fund focuses on intermediate and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. There can be no assurance that the Fund will achieve its investment objectives.

In managing the Fund's portfolio, the Adviser concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Adviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Adviser uses bottom-up research to find securities that appear comparatively undervalued. The Adviser looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

FOREIGN SECURITIES
Although the Fund will focus on securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States that are payable in U.S. dollars, including emerging market issuers.

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

OTHER SECURITIES
Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, use various hedging and interest rate transactions to mitigate risks and to facilitate portfolio management. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income, interest rate and equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a hedging or portfolio management technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund does not engage in these transactions for speculation, but only for hedging or other permissible risk management purposes and to facilitate portfolio management.

THE INVESTMENT ADVISER AND ADMINISTRATOR

John Hancock Advisers, LLC is the Fund's investment adviser and administrator. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and policies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. The Adviser also provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and the preparation of reports.

The Adviser serves as the investment adviser to several closed-end and open-end investment companies which focus on investing in fixed income securities. The Adviser also serves as the investment adviser to several leveraged dual-class, closed-end investment companies. The Adviser was organized in 1968 and had, as of June 30, 2003, approximately $27.5 billion in assets under management, of which approximately $12.6 billion was invested in fixed income securities. The Adviser manages approximately $3.4 billion in leveraged dual-class funds. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc., announced plans to merge, which transaction is expected to occur in the first half of 2004.

LEVERAGE

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of the APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 33 1/3% of the Fund's total capital. This amount may change, but total leverage will not exceed 50% of the Fund's total capital. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to do so.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends). There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Adviser an incentive to utilize leverage. See "Risk factors--RISKS OF INVESTMENT IN PREFERRED SHARES--Leverage risk."

SPECIAL RISK CONSIDERATIONS

Risks of investing in the Preferred Shares include:

THE PRIMARY RISKS

+ If an Auction fails you may not be able to sell some or all of your APS and the Fund is not obligated to redeem your APS if the Auction fails

+ Because of the nature of the market for APS, you may receive less than the price you paid for your APS if you sell them outside of the Auction, especially when market interest rates are rising

+ A rating agency could downgrade the rating assigned to the APS, which could affect liquidity

+ The Fund may be forced to redeem APS to meet regulatory or rating agency requirements or may voluntarily redeem the APS in certain circumstances

+ In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the APS

+ If interest rates rise, the value of the Fund's investment portfolio generally will decline, reducing the asset coverage for the APS

LEVERAGE RISK
The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

INTEREST RATE RISK
The APS pay dividends based on shorter-term interest rates. The Fund will invest the proceeds from the issuance of the APS primarily in debt securities issued by corporate and governmental issuers, which bear intermediate to longer-term interest rates. The yields on intermediate to longer-term debt securities are typically, although not always, higher than shorter-term interest rates. Shorter-term interest rates may rise so that the amount of dividends to be paid to holders of APS exceeds the income from the debt securities and other investments purchased by the Fund with the proceeds from the sale of the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS. Given the historically low level of interest rates during 2003 and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund's portfolio may be significant and may adversely affect the Preferred Shares' asset coverage. Increasing short-term interest rates may also adversely affect the benefits of a leverage structure to the holders of the Common Shares, increasing the potential for the Fund to voluntarily redeem the APS. In addition, the longer the average maturity of the Fund's portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund's portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities and the yield on the APS.

AUCTION RISK
The dividend rate for the APS normally is set through an Auction process. In the Auction, Existing Holders of APS may indicate the dividend rate at which the Existing Holders would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. An Auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an Auction if the Auction fails. Also, if you place Hold Orders (orders to retain shares) at an Auction only at a specified dividend rate and that rate exceeds the rate set at the Auction, you will not retain your APS. Additionally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. Finally, the Dividend Period for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also affect the liquidity of your investment.

SECONDARY MARKET RISK
If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period, changes in interest rates could affect the price you would receive if you sold your APS in the secondary market.

You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Auction Agent or other person as the Fund permits.

RATINGS AND ASSET COVERAGE RISK
While it is expected that Moody's will assign a rating of "Aaa" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and the APS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

General risks of investing in the Fund include:

INTEREST RATE RISK
Interest rate risk is the risk that fixed income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investments in debt securities and preferred securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Given the historically low level of interest rates during 2003 and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund's portfolio may be significant and may adversely affect the Preferred Shares' asset coverage. Increasing short-term interest rates may also adversely affect the benefits of a leverage structure to the holders of the Common Shares, increasing the potential for the Fund to voluntarily redeem the APS. In addition, the longer the average maturity of the Fund's portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund's portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities and the yield on the APS.

During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

CREDIT RISK
Credit risk is the risk that debt securities in the Fund's portfolio will decline in price or fail to make interest or dividend payments when due because the issuer of the security experiences a decline in its financial status. While the Fund has historically invested primarily in investment grade securities, up to 70% of the Fund's total assets may be invested in debt securities of any credit quality, including securities rated below investment grade. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and to repay capital or principal for securities in this category than in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Below investment grade securities are commonly referred to as "junk bonds" or "high yield securities." Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

CORPORATE DEBT SECURITIES
Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking in" a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Government sponsored entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

U.S. GOVERNMENT SECURITIES
U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

ILLIQUID SECURITIES
Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

PREFERRED SECURITIES
Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash. An issuer of preferred securities may also redeem the securities prior to a specified date. A special redemption by the issuer may negatively impact the return of the security held by the Fund. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

CONVERTIBLE SECURITIES
The preferred securities and other fixed income securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

COMMON STOCKS
The common stocks and other non-preferred equity securities in which the Fund may invest may experience substantially more volatility in their market value than the Fund's investments in debt securities. Such securities may also be more susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports. The market values of common stocks are also generally sensitive to general movements in the equities markets.

FOREIGN SECURITIES
Although the Fund will only invest in securities of non-U.S. issuers that are payable in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile; therefore, in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets

+  withholding and other non-U.S. taxes may decrease the Fund's return

DERIVATIVES
The Fund's hedging and interest rate transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use hedging and interest rate transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER
The Fund may engage in short-term trading in response to changes in interest rates, stock market conditions, or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to improve income. Short-term trading may have the effect of increasing portfolio turnover rate. For the fiscal year ended December 31, 2002, the Fund's annual portfolio turnover rate was 314%. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The success of short-term trading will depend upon the ability of the Adviser to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. There can be no assurance that the Adviser will be successful in that evaluation.

FEDERAL INCOME TAXATION

The Fund intends to take the position that under present law the APS will constitute stock of the Fund. Distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Most of such dividends will be taxable as ordinary income to shareholders that, in the case of corporate shareholders, will not qualify for the dividends received deduction, and, in the case of individual shareholders, will not be treated as "qualified dividend income" and thus will not be eligible for taxation at the new favorable tax rates applicable to long-term capital gains. Distributions of net capital gain that are designated by the Fund as capital gain dividends (if any) will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund.

TRADING MARKET

The APS will not be listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent, or to a Broker-Dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day immediately preceding the start of such Dividend Period.

The table below shows the initial dividend rate, the Initial Dividend Payment Date and the number of days for the Initial Dividend Period on each series of the APS offered in this Prospectus. For subsequent Dividend Periods, the APS will pay dividends based on a rate set at Auctions, normally held every seven days. In most instances, dividends are payable on the first Business Day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS." Dividends on the APS will be cumulative from the date the APS are first issued and will be paid out of legally available funds.

                       INITIAL     ENDING DATE OF                                                NUMBER OF DAYS OF
                       DIVIDEND   INITIAL DIVIDEND    INITIAL DIVIDEND     SUBSEQUENT DIVIDEND    INITIAL DIVIDEND
                         RATE          PERIOD           PAYMENT DATE          PAYMENT DATES                 PERIOD
------------------------------------------------------------------------------------------------------------------
Series A.............     1.15%   November 18, 2003   November 19, 2003   Normally every 7 days                 15
Series B.............     1.15%   November 19, 2003   November 20, 2003   Normally every 7 days                 16

After the Initial Dividend Period, each subsequent Dividend Period will generally consist of seven days; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, after giving notice to the holders of one or more series of APS, to declare a Special Dividend Period with respect to such series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364 (a "Short-Term Dividend Period") or a Dividend Period of one year or more but not greater than five years (a "Long-Term Dividend Period"). A requested Special Dividend Period will not be effective unless Sufficient Clearing Bids were made in the Auction immediately preceding the Special Dividend Period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" and "The Auction."

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS."

MAXIMUM APPLICABLE RATE

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period having 182 or fewer days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short-Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long-Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to the APS by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency).

APPLICABLE PERCENTAGE PAYMENT TABLE

                   MOODY'S CREDIT RATINGS                             APPLICABLE PERCENTAGE
------------------------------------------------------------------------------------------------
Aaa.........................................................                              125%
Aa3 to Aa1..................................................                              150%
A3 to A1....................................................                              200%
Baa3 to Baa1................................................                              250%
Below Baa3..................................................                              300%

RATINGS

The APS are expected to receive a rating of "Aaa" from Moody's. This rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell APS inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating also does not address the likelihood that an owner of APS will be able to sell such APS in an Auction or otherwise. The rating is based on information obtained from the Fund and other sources. The rating may be changed, suspended or withdrawn in Moody's discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE."

REDEMPTION

The Fund is required to redeem APS if the Fund does not meet an asset coverage ratio required by the 1940 Act or the rating agency guideline in a timely manner. The Fund may voluntarily redeem APS, in whole or in part, under certain conditions. Unless otherwise established in connection with a Special Dividend Period, the redemption price per Preferred Share will be $25,000 plus accumulated and unpaid dividends through the date of redemption. See "Description of Preferred Shares--REDEMPTION" and "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE."

ASSET MAINTENANCE

Under the By-laws which establish and fix the rights and preferences of the APS, the Fund must maintain:

+ asset coverage of the APS as required by the rating agency or agencies rating the APS

+ asset coverage of at least 200% with respect to senior securities of the Fund that are shares of beneficial interest, including the APS

In the event that the Fund does not maintain or cure these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of Preferred Shares--REDEMPTION." Based on the composition of the Fund's portfolio as of September 30, 2003, the asset coverage of the APS as measured pursuant to the 1940 Act would be approximately 306% if the Fund were to issue the APS offered hereby.

LIQUIDATION PREFERENCE

The liquidation preference for shares of each series of APS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares--LIQUIDATION."

VOTING RIGHTS

The holders of preferred shares, including the APS, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of Common Shares. The holders of preferred shares, including the APS, will vote as a separate class or classes on certain other matters required under the Declaration of the Trust, the By-laws, the 1940 Act and Massachusetts law. See "Description of Preferred Shares--VOTING RIGHTS," and "Certain provisions of the Declaration of Trust and By-laws."

AUCTION PROCEDURES

Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of APS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of APS subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction

Date for the APS of a series (the Business Day immediately preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

+ Hold Order--indicating its desire to hold the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

+ Bid--indicating its desire to hold the APS of such series, provided that the Applicable Rate for the next Dividend Period for such APS is not less than the rate per annum specified in such Bid.

+ Sell Order--indicating its desire to sell the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS of a series then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS of such series held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS of a series in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such APS is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

If Sufficient Clearing Bids exist in an Auction for the APS of a series (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders who have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and the Beneficial Owners they represent may not have liquidity of investment. If all of the applicable outstanding APS are subject to submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a seven day Dividend Period and the Applicable Rate for the next Dividend Period will be the "AA" Financial Composite Commercial Paper Rate for a seven day Dividend Period.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto, if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per Preferred Share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable

Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "The Auction."

--------------------------------------------------------------------------------

Financial highlights

Information contained in the table below shows the audited operating performance of the Fund for the last ten fiscal years. The information was audited by Ernst & Young LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports. The information for the semi-annual period ended June 30, 2003 is unaudited.

                                         SEMI-ANNUAL
                                         PERIOD ENDED           FISCAL YEARS ENDED DECEMBER 31,
                                           JUNE 30,     -----------------------------------------------
                                           2003(1)      2002(2)   2001(2)     2000      1999      1998
--------------------------------------------------------------------------------------------------------
Per Common Share operating performance:
Net asset value, beginning of period...  $      21.21   $20.98     $20.79    $20.11    $21.78    $21.70
Increase/(decrease) from investment
  operations:
  Net investment income(3).............          0.65     1.20       1.32      1.42      1.47      1.52
  Net realized and unrealized
     gain/(loss) on investments........          1.18     0.25       0.21      0.68     (1.67)     0.08
Total from investment operations.......          1.83     1.45       1.53      2.10     (0.20)     1.60
Less distributions:
  Distributions (from net investment
     income) to shareholders...........         (0.67)   (1.22)     (1.34)    (1.42)    (1.47)    (1.52)
  Distributions (from net realized gain
     on investments) to shareholders...            --       --         --        --        --        --
Total distributions....................         (0.67)   (1.22)     (1.34)    (1.42)    (1.47)    (1.52)
Net asset value, end of period.........  $      22.37   $21.21     $20.98    $20.79    $20.11    $21.78
Per share market value, end of
  period...............................  $      20.90   $19.12     $19.04    $19.25    $16.56    $21.93
Total Return at Market Value(4) (%)....         12.91(5)   6.89      5.96     25.75    (18.16)     6.66
Ratios and supplemental data:
Net assets, end of period (in
  millions)............................  $        180     $170       $167      $165      $158      $169
Ratio of expenses to average net assets
  (%)..................................          0.81(6)   0.84      0.82      0.83      0.81      0.82
Ratio of net investment income to
  average net assets (%)...............          5.98(6)   5.74      6.20      6.97      6.98      6.92
Portfolio turnover rate (%)............           128      314        300       247       183       239

--------------------------------------------------------------------------------
 14

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               FISCAL YEARS ENDED DECEMBER 31,
                                                          -------------------------------------------
                                                          1997      1996     1995     1994      1993
-----------------------------------------------------------------------------------------------------
Per Common Share operating performance:
Net asset value, beginning of period...................   $21.23   $21.95   $19.78    $22.15   $21.62
Increase/(decrease) from investment operations:
  Net investment income................................     1.59     1.63     1.68      1.68     1.76
  Net realized and unrealized gain/(loss) on
    investments and financial futures contracts........     0.47    (0.72)    2.17     (2.34)    1.07
Total from investment operations.......................     2.06     0.91     3.85     (0.66)    2.83
  Distributions (from net investment income) to
    shareholders.......................................    (1.59)   (1.63)   (1.68)    (1.68)   (1.76)
  Distributions (from net realized gain on investments
    sold and financial futures contracts) to
    shareholders.......................................       --       --       --     (0.03)   (0.49)
  Temporary overdistribution...........................       --       --       --        --    (0.05)
Total distributions....................................    (1.59)   (1.63)   (1.68)    (1.71)   (2.30)
Net asset value, end of period.........................   $21.70   $21.23   $21.95    $19.78   $22.15
Per share market value, end of period..................   $22.06   $19.50   $20.50    $17.88   $22.38
Total Return at Market Value(4) (%)....................    22.12     3.13    24.33    (12.92)    5.35
Ratios and supplemental data:
Net asset value, end of period (in millions)...........     $167     $162     $166      $148     $164
Ratio of expenses to average net assets (%)............     0.84     0.85     0.85      0.88     0.85
Ratio of net investment income to average net assets
  (%)..................................................     7.44     7.65     7.93      8.11     7.78
Portfolio turnover rate (%)............................      141      118      102        82       99

(1)  Semiannual period from January 1, 2003 through June 30, 2003 is unaudited

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not made these changes to amortization, the ratio of net investment income to average net assets would have been 6.31%.

(3)  Based on average shares outstanding

(4)  Assumes dividend reinvestment

(5)  Not annualized

(6)  Annualized

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund

John Hancock Investors Trust (the "Fund") is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Delaware on October 26, 1970 and converted to a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 5, 1984. The Fund commenced operations on January 29, 1971. The Fund's principal office is located at 101 Huntington Avenue, Boston, Massachusetts 02199, and its telephone number is (800) 255-6020. The Fund's Common Shares are traded on the NYSE under the symbol "JHI."

The following provides information about the Fund's outstanding shares as of September 30, 2003.

                                                                        AMOUNT HELD
                                                           AMOUNT     BY THE FUND OR         AMOUNT
TITLE OF CLASS                                           AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
---------------------------------------------------------------------------------------------------
Common Shares..........................................  Unlimited                0       8,053,125
                                                         Unlimited
                                                          for each
Auction Preferred Shares...............................     series                0               0
     Series A
     Series B

Use of proceeds

The net proceeds of this offering of APS will be approximately $84,932,200 after payment of offering costs (including sales load) estimated to be approximately $1,067,800. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below under "Investment objectives and principal investment strategies." The Fund expects that there will be an initial investment period of up to three months following the completion of this offering before all of the proceeds from the sale of the APS are invested in accordance with its investment objectives and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. See "Investment objectives and principal investment strategies."

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 16

--------------------------------------------------------------------------------

Capitalization (unaudited)

The following table sets forth the capitalization of the Fund as of September 30, 2003, and as adjusted to give effect to (i) the issuance of the APS offered hereby (including estimated offering expenses and a sales load of $250 per APS) and (ii) the outstanding Common Shares.

                                                                 ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
Auction Preferred Shares, no par value per share (no shares
  issued;
  3,440 shares issued, as adjusted at $25,000 per share
     liquidation preference)................................  $         --   $ 86,000,000
                                                              ============   ============
Shareholder's equity:
  Common Shares, no par value per share (8,053,125 shares
     outstanding)(1)........................................   167,608,106    166,540,306
                                                              ------------   ------------
Paid-in surplus
  Balance of undistributed net investment income............       120,047        120,047
                                                              ------------   ------------
  Accumulated net realized gain/(loss) from investment
     transactions...........................................     4,554,727      4,554,727
                                                              ------------   ------------
  Net unrealized appreciation/(depreciation) of
     investments............................................     5,974,199      5,974,199
                                                              ------------   ------------
  Net assets attributable to Common Shares..................   178,257,079    177,189,279
                                                              ============   ============

(1)  None of these outstanding shares are held by or for the account of the Fund

Portfolio composition

As of September 30, 2003, approximately 95% of the market value of the Fund's portfolio was invested in debt securities, approximately 5% in preferred securities and less than 1% of the market value of the Fund's portfolio was invested in short-term instruments. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of September 30, 2003, based on the highest rating assigned each investment.

CREDIT RATING (MOODY'S/S&P)                               NUMBER OF ISSUES   VALUE (000)     PERCENT
------------------------------------------------------------------------------------------------------
Aaa/AAA.................................................             10      $    43,526            24%
Aa/AA...................................................              4            2,544             2
A/A.....................................................             17           16,394             9
Baa/BBB.................................................             56           58,630            33
Ba/BB...................................................             28           23,857            13
B/B.....................................................             27           24,525            14
Caa/CCC.................................................              5            6,131             4
Unrated+................................................              4            2,111             1
Short-term..............................................              1              320            --
                                                            -----------      -----------   -----------
  Total.................................................            152          178,038           100
                                                            ===========      ===========   ===========

+ Refers to securities that have not been rated by Moody's or S&P. See "Investment objectives and principal investment strategies--PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES"

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                                                                              17

--------------------------------------------------------------------------------

Investment objectives and principal investment strategies

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The Fund's investment objectives are not fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objectives.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and foreign corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may also purchase preferred stock and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred or common stock if as a result of that acquisition the value of all preferred and common stocks in the Fund's portfolio would exceed 20% of its total assets.

At least 30% of Fund's total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Adviser to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund's total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's ability to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." Although the Fund is permitted to invest up to 70% of its assets in junk bonds and may do so in the future, historically the Fund's portfolio has been primarily invested in investment grade securities. For example, as of December 31, 2002 and December 31, 2001 respectively, approximately 22% and 11% of the Fund's assets were invested in below investment grade securities. While the Fund focuses on intermediate and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments. The descriptions of the investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., "Baa1", "Baa2" and "Baa3" in the case of Moody's and "BBB+", "BBB" and "BBB-" in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Adviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.

In managing the Fund's portfolio, the Adviser concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Adviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Adviser uses bottom-up research to find securities that appear comparatively undervalued. The Adviser looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES

CORPORATE DEBT SECURITIES
The Fund invests in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. GOVERNMENT SECURITIES
U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (FHLB), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

MORTGAGE-BACKED SECURITIES
The Fund may invest in mortgage-backed securities which represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking in" a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Government sponsored entities such as the FHLMC, FNMA and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The Fund's investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

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 20

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that are not readily marketable). It is anticipated that the Fund's investments in illiquid securities will be restricted due to requirements imposed by the rating agencies. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

PREFERRED AND COMMON STOCKS
The Fund may invest up to 20% of its assets in preferred securities and common stocks. The Fund may purchase preferred stock and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund normally will invest in such securities when the Adviser believes that they will provide a sufficiently high yield to attain the Fund's investment objective. The Fund may also purchase income producing securities which are convertible into or come with rights to purchase preferred and common stocks.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired as of a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at its liquidation value in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction

--------------------------------------------------------------------------------
                                                                              21
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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund expects generally to focus more on the security's dividend paying capacity than on its potential for capital appreciation.

FOREIGN SECURITIES
While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States, including emerging market issuers. The Fund only invests in securities of foreign issuers that are payable in U.S. dollars.

SOVEREIGN DEBT OBLIGATIONS
The Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

MONEY MARKET INSTRUMENTS
Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

HEDGING AND INTEREST RATE TRANSACTIONS
The Fund may, but is not required to, use various hedging and interest rate transactions described below to mitigate risks or facilitate portfolio management. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use these practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed income, interest rate and equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund does not engage in these transactions for speculative purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Adviser's judgment, conditions in the securities market would make pursuit of the Fund's investment strategy inconsistent with achievement of the Fund's investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in U.S. dollar-denominated corporate debt securities, short-term money market instruments, U.S. government securities and cash. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

OTHER INVESTMENT POLICIES

STRUCTURED SECURITIES
The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex fixed income investments.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES
The Fund may purchase securities on a when-issued or forward commitment basis. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a

--------------------------------------------------------------------------------
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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

REPURCHASE AGREEMENTS
In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays and additional expense in liquidating the underlying securities, declines in value of the underlying securities and loss of income.

REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements but has no current intention to do so. Reverse repurchase agreements involve the sale of U.S. government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved. The Fund's ability to enter into reverse repurchase agreements may be limited by the issuance of the Preferred Shares, including the guidelines established by Moody's.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
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or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions;
one involving the purchase of a security and a separate transaction involving a sale.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

BRADY BONDS
The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

REITs
The Fund may invest in common and preferred interests in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

OTHER INVESTMENT COMPANIES
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the

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1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund and its affiliates or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

SHORT-TERM TRADING
The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. For the fiscal year ended December 31, 2002, the Fund's portfolio turnover rate was 314%. The success of short-term trading will depend upon the ability of the Adviser to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. There can be no assurance that the Adviser will be successful in that evaluation.

LENDING OF SECURITIES
The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Risk factors

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

RISKS OF INVESTMENT IN PREFERRED SHARES

AUCTION RISK
The dividend rate for the APS normally is set through an auction process. In the Auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. You may not be able to sell your APS at an Auction if the Auction fails. An Auction fails if there are more APS offered for sale than there are buyers. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed

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RISK FACTORS
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Auction. Also, if you place Hold Orders (orders to retain APS) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Additionally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. Finally, the dividend period for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction--AUCTION PROCEDURES."

RATINGS AND ASSET COVERAGE RISK
While it is expected that Moody's will assign a rating of "Aaa" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS. Moody's could downgrade its rating of the APS or withdraw its rating of the APS at any time, which may make your APS less liquid at an Auction or in the secondary market. If Moody's downgrades the APS, the Fund may alter its portfolio or redeem APS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE," the Fund will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem APS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem APS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the APS voting as a separate class as discussed under "Description of Preferred Shares--VOTING RIGHTS," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the APS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE." See "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" for a description of the asset maintenance tests the Fund must meet.

SECONDARY MARKET RISK
If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than seven days for each series), changes in interest rates could affect the price you would receive if you sold your APS in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS. You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, Deutsche Bank Trust Company Americas, and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the APS. Broker-Dealers that maintain a secondary trading market for APS are not required to maintain this market, and the Fund is not required to redeem APS if an Auction or an attempted secondary market sale fails because of a lack of buyers. The APS will not be listed on any stock exchange or the Nasdaq National Market. If you sell your APS to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

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RISK FACTORS
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INTEREST RATE RISK
The APS pay dividends based on short-term interest rates. The Fund invests the proceeds from the issuance of the APS principally in debt securities and preferred securities, which bear interest or dividends rates reflecting intermediate and long-term interest rates. The interest or dividend rates on debt securities and preferred stocks are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends to be paid to holders of APS exceeds the income from the debt securities, preferred stocks and other investments purchased by the Fund with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS. Given the historically low level of interest rates during 2003 and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund's portfolio may be significant and may adversely affect the Preferred Shares' asset coverage. Increasing short-term interest rates may also adversely affect the benefits of a leverage structure to the holders of the Common Shares, increasing the potential for the Fund to voluntarily redeem the APS. In addition, the longer the average maturity of the Fund's portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund's portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities and the yield on the APS.

LEVERAGE RISK
The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the APS or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS.

It is currently anticipated that, taking into account the APS being offered in this Prospectus, the initial amount of leverage will represent approximately 33 1/3% of the Fund's total capital.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the

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RISK FACTORS
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circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the APS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and APS, both by the 1940 Act and by requirements imposed by Moody's or a Substitute Rating Agency, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to be treated as a regulated investment company for federal income tax purposes. While the Fund intends to redeem APS to enable the Fund to distribute its income as required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "U.S. federal income tax matters."

GENERAL RISKS OF INVESTING IN THE FUND

GENERAL
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's APS may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

INTEREST RATE RISK
Debt securities are subject to certain common risks, including:

+ If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline. Given the historically low level of interest rates during 2003 and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund's portfolio may be significant and may adversely affect the Preferred Shares' asset coverage. Increasing short-term interest rates may also adversely affect the benefits of a leverage structure to the holders of the Common Shares, increasing the potential for the Fund to voluntarily redeem the APS. In addition, the longer the average maturity of the Fund's portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund's portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities and the yield on the APS

+ During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Certain types of fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer

+ During periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the

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RISK FACTORS
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   estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

+ The Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect

CREDIT RISK
Credit risk is the risk that debt securities or preferred securities in the Fund's portfolio will decline in price or fail to make interest or dividend payments when due because the issuer of the security experiences a decline in its financial status. At least 30% of Fund's total assets will be represented by debt securities which are rated, at the time of acquisition, investment grade. The remaining 70% of the Fund's total assets may be invested in debt securities which are not rated investment grade, including securities rated below investment grade. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; and whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest or dividends and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
To the extent the Fund invests significantly in mortgage-backed and asset-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. The value of interest only instruments may decline significantly or these instruments may become worthless in the event that the underlying mortgage pool experiences substantial and unanticipated payments. The Fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded

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leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Government sponsored entities such as the FHLMC, FNMA and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

CORPORATE DEBT SECURITIES
Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

PREFERRED SECURITIES
Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash. An issuer of preferred securities may also redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Adviser's outlook for the market value for such security and the security into which it converts.

ILLIQUID INVESTMENTS
Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could

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result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

COMMON STOCKS
The common stocks which the Fund may hold may experience substantially more volatility in their market value than the Fund's investments in debt securities or preferred securities. Such securities may also be more susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports. The market values of common stocks are also generally sensitive to general movements in the equities markets.

FOREIGN SECURITIES
Although the Fund only invests in securities of non-U.S. issuers that are payable in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile; therefore, in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets

+  withholding and other non-U.S. taxes may decrease the Fund's return

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

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SOVEREIGN DEBT OBLIGATIONS AND BRADY BONDS
An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

DERIVATIVES
Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall

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                                                                              33
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RISK FACTORS
--------------------------------------------------------------------------------

performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a change in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

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RISK FACTORS
--------------------------------------------------------------------------------

LENDING OF SECURITIES
When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the ability to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. If there is a delay in the recall of a particular security out on loan, the Fund may not be able to exercise its voting rights with respect to that security.

SHORT-TERM TRADING
Short-term trading may have the effect of increasing portfolio turnover rate, which the Fund anticipates will be greater than 100% annually. For the fiscal year ended December 31, 2002, the Fund's annual portfolio turnover rate was 314%. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "U.S. federal income tax matters."

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with, and the continuing occupation of, Iraq may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period. Similar events and market disruptions may occur in the future. Geopolitical risks have, and may in the future, contribute to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers.

Description of Preferred Shares

The following is a brief description of the material terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the By-laws, including the provisions thereof establishing the APS. The By-laws establishing the terms of the APS have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The APS are preferred shares that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of APS. The Applicable Rate for a particular Dividend Period for the APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate in order to continue to hold their APS. For an explanation of Auctions and the method of determining the Applicable Rate, see "--DIVIDENDS AND DIVIDEND PERIODS" below and "The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to

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                                                                              35
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DESCRIPTION OF PREFERRED SHARES
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receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

The APS will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS carries one vote on matters on which APS can be voted. When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and, except as discussed under "Certain provisions of the Declaration of Trust and By-laws," non-assessable. See "--LIQUIDATION." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any Dividend Payment Date for the APS (except during the Initial Dividend Period and during a Non-Call Period) of such series at a redemption price of $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the APS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "--REDEMPTION."

DIVIDENDS AND DIVIDEND PERIODS

The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Calculation of dividend payment," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares. The following is a general description of dividends for the APS.

DIVIDEND PERIODS
The Initial Dividend Payment Date for each series of APS is set forth below. Any subsequent Dividend Period will generally be seven (7) days for each series of the APS; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein and upon giving notice to Existing Holders, a Special Dividend Period. See "--Designation of Special Dividend Periods."

DIVIDEND PAYMENT DATES
Dividends on the APS will be payable, when, as and if declared by the Fund's Board of Trustees, out of legally available funds in accordance with the Declaration of Trust, the By-laws and applicable law. Initial Dividend Payment Dates are scheduled as follows:

                                                              INITIAL DIVIDEND
                                                                PAYMENT DATE
-------------------------------------------------------------------------------
Series A....................................................  November 19, 2003
Series B....................................................  November 20, 2003

Following the Initial Dividend Payment Date, dividends on each series of APS will be payable (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day thereof or (ii) with respect to any Short-Term Dividend Period of more than 35 days and with respect to any Long-Term Dividend Period, monthly on the first Business Day of each calendar month during such Short-Term Dividend Period or Long-Term Dividend Period and on the Business Day next succeeding the last day thereof. If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if that is a Business Day or as otherwise specified in the By-laws.

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 36

DESCRIPTION OF PREFERRED SHARES
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Dividends will be paid through the Securities Depository on each Dividend
Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

CALCULATION OF DIVIDEND PAYMENT
The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, the Dividend Payment Date of each seven day Dividend Period and each Dividend Payment Date of each Short-Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share of APS was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent. During any Long-Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share of APS was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent.

Dividends on APS will accumulate from the date of their original issue, which is November 4, 2003. The initial dividend rate is 1.15% for Series A APS. The initial dividend rate is 1.15% for Series B APS. For each Dividend Period after the Initial Dividend Period, the dividend rate will be the dividend rate for a series determined at Auction for such series, except that the dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period having 182 or fewer days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short-Term Dividend period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long-Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to the APS by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency).

APPLICABLE PERCENTAGE PAYMENT TABLE

MOODY'S CREDIT RATINGS                                        APPLICABLE PERCENTAGE
-----------------------------------------------------------------------------------
Aaa.........................................................                   125%
Aa3 to Aa1..................................................                   150%
A3 to A1....................................................                   200%
Baa3 to Baa1................................................                   250%
Below Baa3..................................................                   300%

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                                                                              37

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
While any of the APS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares. In addition, the Fund may not call for redemption or redeem any of its Common Shares. However, the Fund is not confined by the above restrictions if:

+ immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "--RATING AGENCY GUIDELINES AND ASSET COVERAGE" below)

+ full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent

+ the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-laws

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the APS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the APS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS
The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS of a series will be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full and provided further that the Fund may not request a Special Dividend Period that is a Long-Term Dividend Period unless the Fund has received written confirmation from Moody's (or any Substitute Rating Agency) that the Fund's election of a proposed Long-Term Dividend Period will not impair the ratings then assigned by Moody's (or any Substitute Rating Agency) of the applicable series of APS. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction date for the APS of that series and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly

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 38

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objectives of the Fund and
(vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify the duration of the Special Dividend Period. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a seven day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a seven day Dividend Period.

NON-PAYMENT PERIOD AND LATE CHARGE
A "Failure to Deposit," with respect to shares of a series of APS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of APS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a Failure to Deposit occurs with respect to a series of APS but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured, the Fund shall have paid to the Auction Agent a late charge ("Late

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the "AA" Financial Composite Commercial Paper Rate for the period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the "AA" Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the subsequent rate period thereof and the dividend rate for shares of such series for such subsequent rate period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such subsequent rate period. If any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first subsequent rate period thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) (a "Non-Payment Period") and the dividend rate for shares of such series for each such subsequent rate period shall be a rate per annum (the "Non-Payment Period Rate") equal to 300% of the applicable "AA" Financial Composite Commercial Paper Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such rate if the Board of Trustees determines and Moody's (or any Substitute Rating Agency) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount is equal to 130% of the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of APS and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's has established guidelines for determining Discounted Value, which are described in the Statement of Additional Information. The amount of discount from market value varies depending upon functions such as the type of security, the maturity of the instrument and the issuer's credit rating. The Moody's guidelines also impose certain diversification requirements on the Fund's portfolio and other limitations on the Fund's investments. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value (as defined by Moody's). The Moody's guidelines do not impose any

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
DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

The Fund will be required under the By-laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act Preferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--REDEMPTION" below.

The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of September 30, 2003, and assuming the APS with an aggregate liquidation preference of $86 million had been issued as of such date, will be as follows:

        Value of Fund assets less liabilities not
             constituting senior securities                 263,189,279
    -------------------------------------------------   =   -----------   =   306%
    Senior securities representing indebtedness plus        86,000,000
         liquidation value of the shares of APS

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of Moody's or a Substitute Rating Agency, the Fund will be required by the By-laws to redeem shares of APS as described under "--REDEMPTION--Mandatory redemption" below.

The Moody's guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

The Moody's guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from Moody's that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Moody's guidelines may limit the Fund's ability to make investments that the Adviser believes would benefit the Fund. The descriptions of the Moody's guidelines in this section are summaries only and are not complete. The Moody's guidelines are described in greater detail in the Statement of Additional Information and are set forth in their entirety in the By-laws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Fund may, but is not required to, adopt any modifications to Moody's guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the APS or a withdrawal of ratings altogether. In addition, any rating

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to Moody's guidelines in the event Moody's is no longer rating the APS or the Fund receives written confirmation from Moody's or a Substitute Rating Agency that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Moody's guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to Moody's by the Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by Moody's.

The Moody's guidelines will apply to the APS only so long as Moody's is rating APS. The Fund will pay certain fees to Moody's for rating the APS. The Fund may at some future time seek to have the APS rated by an additional or Substitute Rating Agency.

REDEMPTION

MANDATORY REDEMPTION
The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities at least equal to the Preferred Shares Basic Maintenance Amount and
(b) asset coverage equal to the 1940 Act Preferred Shares Asset Coverage.

Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount and their Discounted Value will be determined from time to time by the rating agency then rating the APS. The guidelines currently in effect are described under "--RATING AGENCY GUIDELINES AND ASSET COVERAGE" above and in the Statement of Additional Information. If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and eligible portfolio securities with a Discounted Value equal to the Preferred Shares Basic Maintenance Amount and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Fund must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the Fund's Board of Trustees specifies out of legally available funds, in accordance with the Declaration of Trust, the By-laws and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The mandatory redemption will be limited to the number of APS necessary, after giving effect to such redemption, to cause the Discounted Value of the Fund's portfolio to equal or exceed the Preferred Shares Basic Maintenance Amount, and the value of the Fund's portfolio to equal or exceed the 1940 Act Preferred Shares Asset Coverage. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of APS required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the series of APS and any other preferred shares of the Fund subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund, which date shall not be earlier than 20 days nor later than 40 days after the applicable cure date, except if the Fund does not have funds legally available therefor. If fewer than all outstanding series of APS are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

--------------------------------------------------------------------------------
 42

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may, without the consent of the holders of APS, redeem APS, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice at the optional redemption price per share; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period or (b) a Non-Call Period to which such APS are subject. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the APS of such series by reason of the redemption of the APS on such date fixed for the redemption and
(ii) the Fund has eligible assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, APS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding preferred shares, including all outstanding APS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for APS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

If the Fund is liquidated, the holders of any series of outstanding APS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of Common Shares. The holders of APS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of APS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of APS of the full preferential amounts as described, the holders of APS will have no right or claim to any of the remaining assets of the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

+ the sale, lease or exchange of all or substantially all the property or assets of the Fund;

+ the merger or consolidation of the Fund into or with any other business trust, corporation or other organization; or

+ the merger or consolidation of any other business trust or corporation into or with the Fund.

In addition, none of the foregoing would result in the Fund being required to redeem any APS if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

VOTING RIGHTS

Except as otherwise provided in this Prospectus or as otherwise required by law, holders of APS will have equal voting rights with holders of Common Shares and any other preferred shares (one vote per share) and will vote together with holders of Common Shares and any preferred shares as a single class.

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of Common Shares. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including APS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including APS, as described above, would constitute a majority of the Board. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including APS, will automatically terminate.

As long as any APS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of APS or any other preferred shares, unless, in the case of preferred shares on a parity with the APS, the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;

(b) amend, alter or repeal the provisions of the Declaration of Trust or the By-laws, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c) authorize the Fund's conversion from a closed-end to an open-end investment company;

(d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the APS.

So long as any shares of the APS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

--------------------------------------------------------------------------------
 44

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Declaration of Trust or the By-laws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Declaration of Trust or the By-laws, the affirmative vote of the holders of a majority of the outstanding APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

The Auction

GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their APS when, as and if declared by the Fund's Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of the Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the By-laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the By-laws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix D to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Non-Payment Period and Late Charge."

AUCTION AGENCY AGREEMENT

The Fund will enter into the Auction Agency Agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas), which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for APS. The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Fund, a service charge at the annual rate: (i) for any seven day Dividend Period, 0.25% of the liquidation preference ($25,000 per share) of the APS held by a Broker-Dealer's customer upon settlement in an Auction and (ii) for any Special Dividend Period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction.

The Fund may request that the Auction Agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement, and provided that the Broker-Dealer Agreement with UBS Securities LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such APS will be subject to the provisions restricting transfers of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such APS. See Appendix D (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix D to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix E to the Statement of Additional Information.

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 46

THE AUCTION
--------------------------------------------------------------------------------

ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
Prior to the submission deadline on each Auction Date for the APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Beneficial Owner of APS may submit the following types of orders with respect to that Broker-Dealer:

+ Hold Order--indicating its desire to hold the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

+ Bid--indicating its desire to hold the APS of such series, provided that the Applicable Rate for the next Dividend Period for such APS is not less than the rate per annum specified in such Bid.

+ Sell Order--indicating its desire to sell the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of APS then held by the Beneficial Owner. A Beneficial Owner that submits its bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a Hold Order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 days such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the APS subject to the Sell Order. A Beneficial Owner that offers to become the Beneficial Owner of additional APS is, for purposes of such offer, a Potential Holder as discussed below.

A Potential Holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of APS but that wishes to purchase APS or that is a Beneficial Owner that wishes to purchase additional APS. A Potential Holder may submit Bids to its Broker-Dealer in which it offers to purchase APS at $25,000 per share if the Applicable Rate for APS for the next Dividend Period is not less than the specified rate in such Bid. A Bid placed by a Potential Holder of APS specifying a rate higher than the Maximum Applicable Rate for APS on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and Potential Holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as Existing Holders of APS subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as Potential Holders of APS subject to orders submitted to them by Potential Holders. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or Potential Holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any APS held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

There are Sufficient Clearing Bids in an Auction if the number of APS subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for Potential Holders with rates or spreads equal to or lower than the Maximum Applicable Rate is at least equal to or exceeds the sum of the number of APS subject to Sell Orders and the number of shares subject to Bids specifying rates or spreads higher than the Maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for Existing Holders. If there are Sufficient Clearing Bids, the Applicable Rate

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted Bids, which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the APS available for purchase in the Auction.

If there are not Sufficient Clearing Bids, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate on the Auction Date. However, if the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date same as during the Dividend Period. If there are not Sufficient Clearing Bids, Beneficial Owners of APS that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all APS subject to such Sell Orders. If all of the applicable outstanding APS are the subject of submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a seven day Dividend Period and the Applicable Rate for the next Dividend Period will be the "AA" Financial Composite Commercial Paper Rate for a seven day Dividend Period.

The Auction Procedures include a pro rata allocation of APS for purchase and sale which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of APS that is different than the number specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, a natural disaster, an act of war, a civil or military disturbance, an act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

+ the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts

+ the affected Dividend Period will end on the day it otherwise would have ended

+ the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended

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
THE AUCTION
--------------------------------------------------------------------------------

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A..............  Owns 500 shares, wants to      Bid of 2.1% rate for all 500
                                 sell all 500 shares if         shares
                                 Applicable Rate is less than
                                 2.1%
Existing Holder B..............  Owns 300 shares, wants to      Hold Order--will take the
                                 hold                           Applicable Rate
Existing Holder C..............  Owns 200 shares, wants to      Bid of 1.9% rate for all 200
                                 sell all 200 shares if         shares
                                 Applicable Rate is less than
                                 1.9%
Potential Holder D.............  Wants to buy 200 shares        Place order to buy at or
                                                                above 2.0%
Potential Holder E.............  Wants to buy 300 shares        Place order to buy at or
                                                                above 1.9%
Potential Holder F.............  Wants to buy 200 shares        Place order to buy at or
                                                                above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

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                                                                              49
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THE AUCTION
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(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold
Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not

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THE AUCTION
--------------------------------------------------------------------------------

held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such APS, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of APS that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of APS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner, Potential Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any seven day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such APS as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such APS as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES
The Broker-Dealers are expected to maintain a secondary trading market in APS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be registered on any stock exchange or on the Nasdaq National Market.

Investors who purchase APS in an Auction (particularly if the Fund has declared a Special Dividend Period) should note that because the dividend rate on such shares will be fixed for the length of that Dividend Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

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                                                                              51
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THE AUCTION
--------------------------------------------------------------------------------

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

+ pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures

+  to a Broker-Dealer

+ to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the Existing Holder of the shares; and in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer

Management of the Fund

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information.

INVESTMENT ADVISER

John Hancock Advisers, LLC, located at 101 Huntington Avenue, Boston, Massachusetts 02199, has served as the Fund's investment adviser since the commencement of the Fund's operations in 1971. The Adviser also serves as the investment adviser to several other closed-end investment companies and open-end investment companies which focus on investing in intermediate and long-term fixed income securities. These funds include John Hancock Investors Trust, John Hancock Bond Fund, John Hancock Government Income Fund, John Hancock High Income Fund, John Hancock High Yield Bond Fund, John Hancock Investment Grade Bond Fund, and John Hancock Strategic Income Fund. The Adviser also serves as the investment adviser to several leveraged dual-class, closed-end investment companies which focus on investing in preferred stocks and other securities. These leveraged dual-class funds include John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Preferred Dividend Fund and John Hancock Patriot Global Dividend Fund. The Adviser was organized in 1968 and had, as of June 30, 2003, approximately $27.5 billion in assets under management, of which approximately $12.6 billion was invested in fixed income securities. The Adviser manages approximately $3.4 billion in leveraged dual-class funds. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.

The Adviser has been managing closed-end funds since 1971 and has a long history of delivering regular dividends through several market cycles. The Adviser is an industry leader in managing dual-class closed-end funds.

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
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Adviser employs a team of seasoned investment professionals to manage the Fund. This experienced team has been successful in managing preferred assets through John Hancock's similarly structured dual-class, closed-end funds, as well as open-end funds and institutional portfolios. The team consists of 60 professionals with an average of 18 years of investment experience. In addition to developing a structured process to manage interest-rate risk, the management team has produced a track record of maintaining regular dividends through several market cycles. The Adviser uses a total team approach in which portfolio managers and analysts work together to research and identify investment opportunities resulting in a free-flowing exchange of ideas. The Adviser's goal is to deliver consistent investment results, where its investment philosophy can be maintained through teamwork rather than individual efforts.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund has retained the Adviser to provide overall investment advice and to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating research, economic and statistical data and, subject to the supervision of the Board of Trustees, for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser furnishes to the Fund the services of such members of its organization as may be duly elected officers of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations.

The Adviser also provides administrative services to the Fund (to the extent such services are not provided to the Fund pursuant to other agreements) including (i) providing supervision of the Fund's non-investment operations,
(ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (iii) arranging for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders and reports filed with the Securities and Exchange Commission and other regulatory authorities,
(iv) providing the Fund with adequate office space and certain related office equipment and services, and (v) maintaining all of the Fund's records other than those maintained pursuant to such other agreements.

COMPENSATION AND EXPENSES
For its advisory and administrative services, the Fund accrues and pays to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equivalent on an annual basis to a stated percentage of the average weekly managed assets of the Fund as set forth below:

MANAGED ASSET VALUE                                           ANNUAL RATE
-------------------------------------------------------------------------
First $150 million..........................................        0.650%
Next $50 million............................................        0.375%
Next $100 million...........................................        0.350%
Amount over $300 million....................................        0.300%

Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the APS is not a liability. Consequently, if the Fund issues preferred shares and does not borrow, managed assets will generally be approximately equal to the Fund's net assets attributable to common shares plus the liquidation preference of any outstanding preferred shares.

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                                                                              53

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Pursuant to a separate Accounting and Legal Services Agreement, the Adviser is reimbursed for certain tax, accounting and legal services.

PORTFOLIO MANAGERS
Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio managers led by Barry H. Evans and Jeffrey N. Given.

Barry H. Evans, CFA, is a Senior Vice President and Chief Fixed Income Officer at the Adviser. He oversees fixed income strategies, which include both corporate high grade and high yield mandates. He has 17 years of investment experience and has been managing the Fund since 2000. In 1998 and 1999, he was a Senior Vice President at the Adviser and has been a Chief Fixed Income Officer at the Adviser since 2000.

Jeffrey N. Given is a Senior Portfolio Officer and Portfolio Manager at the Adviser with 10 years of experience. He has been a Senior Portfolio Officer at the Adviser since 2002 and has been managing the Fund since 1999. From 1998 to 2002, he was an analyst with the Adviser.

Net asset value

The Fund calculates a net asset value for its Common Shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. New York City time). For purposes of determining the net asset value of a Common Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of Common Shares outstanding at such time. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or, in the opinion of the Adviser, are not representative of the true market value, the fair value of a security may be determined in accordance with procedures approved by the Trustees. Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if, in the opinion of the Adviser, any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

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 54

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U.S. federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of APS. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

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                                                                              55

U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the APS at any time in the future, the Fund intends to take the position that under present law the APS will constitute stock of the Fund and distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges under Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Dividends paid out of the Fund's current or accumulated earnings and profits generally will be taxable as ordinary income, except as described below. Distributions designated by the Fund as "qualified dividend income" (if any) may be taxable to individual shareholders at a maximum 15% federal income tax rate. Distributions of net capital gain (if any) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Most of the dividends distributed to shareholders will be attributable to income from the Fund's investments in debt securities or other investments that do not produce "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code, and thus will not qualify for the maximum 15% federal income tax rate on qualified dividend income. A portion of the dividend distributions to individual shareholders may qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by the Fund (if any) to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long-term capital gains to the extent that such dividends relate to capital gains recognized by the Fund on or after May 6, 2003. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions from the Fund to its corporate shareholders also are not expected to qualify for the 70% corporate Dividends Received Deduction to the extent of the income received by the Fund from its investment in debt securities.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income (including ordinary income, qualified dividend income and capital gains) in accordance with each such class's proportionate share of such income.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and

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 56

U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

(ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales, redemptions, and other dispositions of APS generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of APS) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if APS are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed shares would be taxable to shareholders as dividends as described above.

If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the Preferred Shares during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

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                                                                              57

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Description of shares

The Fund is authorized to issue an unlimited number of Common Shares. The Fund is also authorized to issue an unlimited number of preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

Under Massachusetts law, shareholders of the Fund, including holders of the Common Shares and any preferred shares, including the APS, could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by the Fund or the Trustees on behalf of the Fund. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in the Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

COMMON SHARES

Common Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Common Shareholders upon liquidation of the Fund. Common Shareholders are entitled to one vote for each share held.

So long as any shares of the Fund's preferred shares are outstanding, including the APS, holders of Common Shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

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 58

--------------------------------------------------------------------------------

Certain provisions of the Declaration of Trust and By-laws

The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the date of mailing of the notice for the prior year's annual meeting (subject to certain exceptions). In the case of a special annual meeting of shareholders, the notice must be given, as described above, or no later than the tenth calendar day following public disclosure, as specified in the By-laws, of the date of the special meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

UBS Securities LLC, 299 Park Avenue, New York, New York, acting as underwriter (the "Underwriter") has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth below. The Underwriter is committed to purchase and pay for all of such APS if any are purchased.

                                                                NUMBER OF               NUMBER OF
                                                               SERIES A APS          SERIES B APS
-------------------------------------------------------------------------------------------------
UBS Securities LLC...................................                 1,720                 1,720

The Underwriter has advised the Fund that it proposes initially to offer the APS directly to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The Underwriter may allow, and such dealers may reallow, a concession not in excess of $100.00 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public offering on or before November 4, 2003.

The Underwriter will act in Auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriter also may provide information to be used in determining the Reference Rate.

The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be a principal underwriter of the Fund under the 1940 Act and, subject to certain conditions, may act as such a broker or dealer while it is a principal underwriter.

In connection with this offering, the Underwriter or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act.

Custodian, transfer agent, registrar and dividend disbursing agent

The Fund's securities and cash are held under a custodian agreement with The Bank of New York, located at One Wall Street, New York, New York 10286. Deutsche Bank Trust Company Americas, located at 60 Wall Street, New York, New York 10005 is the Fund's transfer agent, registrar and dividend disbursing agent in its capacity as Auction Agent for the APS.

Legal matters

Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriter by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliates.

--------------------------------------------------------------------------------
 60

--------------------------------------------------------------------------------

Table of contents for
Statement of Additional Information

                                                              PAGE
------------------------------------------------------------------
Organization of the Fund....................................    2
Investment Objectives and Policies..........................    2
Investment Restrictions.....................................    9
Those Responsible for Management............................   11
Investment Advisory and Other Services......................   15
Additional Information Concerning the Auctions for the
  Preferred Shares..........................................   17
Rating Agency Guidelines....................................   18
Net Asset Value.............................................   31
Brokerage Allocation........................................   31
U.S. Federal Income Tax Matters.............................   33
Performance.................................................   38
Custody of Portfolio........................................   38
Independent Auditors........................................   39
Additional Information......................................   39
Financial Statements........................................   39
Appendix A--More About Risk.................................  A-1
Appendix B--Description of Ratings..........................  B-1
Appendix C--Proxy Voting Guidelines and Procedures..........  C-1
Appendix D--Auction Procedures..............................  D-1
Appendix E--Settlement Procedures...........................  E-1

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Glossary

" 'AA' Financial Composite Commercial Paper Rate" on any date, means (i) (A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Securities LLC; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

"Agent Member" means a member, or participant in, of the Securities Depository that will act on behalf of a Beneficial Owner of one or more Preferred Shares or on behalf of a Potential Beneficial Owner.

"Applicable Percentage" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on the APS for any Dividend Period.

"APS" means the Auction Preferred Shares, no par value per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow

--------------------------------------------------------------------------------
 62

GLOSSARY
--------------------------------------------------------------------------------

the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Date" with respect to any series of APS and any Rate Period, means the Business Day next preceding the first day of such Rate Period.

"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the Statement of Additional Information.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

"Bid" has the meaning specified under "The Auction--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Broker-Dealer" has the meaning specified under "The Auction--BROKER-DEALER AGREEMENTS" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under "The
Auction--BROKER-DEALERS" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"By-laws" means the By-laws of the Fund as amended, specifying, in part, the powers, preferences and rights of the Preferred Shares.

"Common Shares" means the common shares of beneficial interest, no par value, of the Fund.

"Date of Original Issue" means, with respect to any share of Preferred Shares, the date on which such share first is issued by the Fund.

"Discounted Value" of any asset of the Fund means the quotient of the market value of an asset eligible to be held by the Fund under the Moody's guidelines divided by the applicable discount factor assigned to such asset under the Moody's guidelines.

"Dividend Payment Date" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided Payment Dates" in this Prospectus.

"Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided Periods" in this Prospectus.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of Preferred Shares in the records of the Auction Agent.

"Hold Order" has the meaning specified under "Description of Preferred Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Initial Dividend Payment Date" means, with respect to a series of APS, the Initial Dividend Payment Date specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided payment dates" in this Prospectus.

"Initial Dividend Period" means, for each series of Preferred Shares, the period from and including the Date of Original Issue but excluding the Initial Dividend Payment Date.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Calculation of dividend payment" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"1940 Act Preferred Shares Asset Coverage" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period Rate" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Non-Payment Period and Late Charge" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" in this Prospectus.

"Order" has the meaning specified under "Description of Preferred
Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

"Preferred Shares Basic Maintenance Amount" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"Preferred Shares Basic Maintenance Cure Date" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"Premium Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Rate Period" means the Initial Dividend Period and any subsequent Dividend Period, including a Special Dividend Period.

"Redemption Price" means the redemption price for the APS specified under "Description of Preferred Shares--REDEMPTION" in the Prospectus.

"Request for Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" in this Prospectus.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

--------------------------------------------------------------------------------
 64

GLOSSARY
--------------------------------------------------------------------------------

"Sell Order" has the meaning specified under "Description of Preferred Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Description of Special Dividend Periods" in this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or both of, (i) a period (a "Non-Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" shall mean a nationally recognized statistical rating organization selected by the Fund to act as a substitute rating agency to determine the credit ratings of the Preferred Shares.

"Sufficient Clearing Bids" has the meaning specified in the Auction Procedures.

--------------------------------------------------------------------------------

                                   [JHF LOGO]

                                                                     P5PPN 10/03

                          JOHN HANCOCK INVESTORS TRUST

                       Statement of Additional Information

                             Dated October 30, 2003

      John Hancock Investors Trust (the "Fund") is a diversified, closed-end management investment company. This Statement of Additional Information provides information about the Fund in addition to the information that is contained in the Fund's current Prospectus, dated October 30, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund's Series A auction preferred shares and Series B auction preferred shares (collectively, the "Preferred Shares" or "APS"). This Statement of Additional Information is not a prospectus and investors should obtain and read the Prospectus prior to purchasing the Preferred Shares. A copy of the Prospectus can be obtained free of charge by writing or telephoning:

                           John Hancock Advisers, LLC
                       Closed-End Fund Product Management
                        101 Huntington Avenue, 12th Floor
                                Boston, MA 02199
                                 1-800-225-6020

      You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

ORGANIZATION OF THE FUND ..............................................     2
INVESTMENT OBJECTIVES AND POLICIES ....................................     2
INVESTMENT RESTRICTIONS ...............................................     9
THOSE RESPONSIBLE FOR MANAGEMENT ......................................    11
INVESTMENT ADVISORY AND OTHER SERVICES ................................    15
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE PREFERRED SHARES    17
RATING AGENCY GUIDELINES ..............................................    18
NET ASSET VALUE .......................................................    31
BROKERAGE ALLOCATION ..................................................    31
U.S. FEDERAL INCOME TAX MATTERS .......................................    33
PERFORMANCE ...........................................................    38
CUSTODY OF PORTFOLIO ..................................................    38
INDEPENDENT AUDITORS ..................................................    39
ADDITIONAL INFORMATION ................................................    39
FINANCIAL STATEMENTS ..................................................    39
APPENDIX A - MORE ABOUT RISK ..........................................   A-1
APPENDIX B - DESCRIPTION OF RATINGS ...................................   B-1
APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES ...................   C-1
APPENDIX D - AUCTION PROCEDURES .......................................   D-1
APPENDIX E - SETTLEMENT PROCEDURES ....................................   E-1

                            ORGANIZATION OF THE FUND

      The Fund is a diversified, closed-end investment management company originally organized as a Delaware corporation on October 26, 1970 and reorganized as a Massachusetts business trust on October 5, 1984 as John Hancock Investors Trust. John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized on February, 2000. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, creating a leading global insurance franchise. Company officials expect that the merger will close in the first half of 2004.

                       INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objectives are non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objectives.

      The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as its secondary objective.

      PORTFOLIO CONTENTS. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and foreign corporations and governments, some of which may carry equity features. At least 30% of Fund's total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (that is, at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Fund's investment adviser to be of comparable credit quality, (b) U.S. government securities, and
(c) cash or cash equivalents. The remaining 70% of the Fund's total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (that is, rated "Ba" or lower by Moody's or "BB" or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's ability to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities". Although the Fund is permitted to invest up to 70% of its assets in junk bonds, historically the Fund's portfolio has been primarily invested in investment grade securities. The Fund focuses on intermediate and longer-term debt securities but may invest in securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. There can be no assurance that the Fund will achieve its investment objectives.

      RATINGS AS INVESTMENT CRITERIA. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund or the average weighted credit quality of the Fund's portfolio may cease to be investment grade. None of these events will require the sale of the securities by the Fund.

      SHORT-TERM BANK AND CORPORATE OBLIGATIONS. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      PREFERRED SECURITIES. Generally, preferred stocks receive dividends prior to distributions on common stock and usually have a priority claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred and common stock typically qualifies for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). Preferred stocks do not usually have voting rights equivalent to common stock of the same issue but may be convertible into common stock. Perpetual preferred stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. Generally, no redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. Preferred securities other than preferred stock have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Taxable preferred securities are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the Dividends Received Deduction, but does constitute deductible interest expense for issuers thereof. The universe of issuers of taxable preferred securities consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

      Taxable preferred securities are not considered equity of an issuer for certain purposes. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for specified periods triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), taxable preferred securities may also be treated in a similar fashion to traditional preferred stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.

      Taxable preferred securities are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

      In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on taxable preferred securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund.

      Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

      From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described in the Prospectus and in this Statement of Additional Information that are typical for fixed rate, adjustable rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

      INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into foreign securities. The Fund may only invest in foreign securities which are traded or denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

      An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

      RISKS OF FOREIGN SECURITIES. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

      Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

      OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

      WRITING COVERED OPTIONS. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or
(iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      PURCHASING OPTIONS. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

      FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities.

      HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

      OPTIONS ON FUTURES CONTRACTS. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions either for bona fide hedging or to facilitate portfolio management. The Fund will not engage in futures or related options for speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. To the extent that the Fund engages in non-hedging transactions in futures contracts and options on futures to facilitate portfolio management, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to facilitate portfolio management, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions only as a hedge or to facilitate portfolio management. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

      Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

      The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

      SHORT-TERM TRADING. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The success of short-term trading will depend on the ability of the Adviser to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. For the fiscal years ended December 31, 2001 and 2002, the Fund's annual portfolio turnover rate was 300% and 314%, respectively. The Fund's portfolio turnover rates were due to mortgage dollar roll transactions.



                             INVESTMENT RESTRICTIONS

      FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Investment Company Act of 1940 Act, as amended (the "1940 Act") and the rules and interpretive positions of the Securities and Exchange Commission (the "SEC") thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

2. Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

3. Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of portfolio securities or purchase any security which is subject to legal or contractual delays in or restrictions on resale if after such purchase more than 50% of the Fund's total assets would be invested in such securities.

4. Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by mortgage or a leasehold interest or other interest in real estate and securities of companies investing in real estate) in accordance with the Fund's investment objectives.

5. Make loans except through the lending of portfolio securities and the purchase of securities in accordance with the Fund's investment objectives. The Fund does not for this purpose consider repurchase agreements and bank obligations to be the making of a loan.

6. Invest in commodities or in commodity contracts or in puts, calls or combinations of both except options on securities and securities indices, and futures contracts on securities and securities indices and options on such futures.

7. Invest more than 5% of its total assets taken at market value at the time of purchase in securities of any one issuer, other than obligations of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

8. Purchase securities of any issuer if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The Fund does not have a fundamental policy with respect to short sales and purchases on margin.

9. Purchase securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets taken at market value.

      The Fund does not have a fundamental policy with respect to short sales and purchases on margin.

      NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restriction is designated as non-fundamental and may be changed by the Trustees without shareholder approval.

      The Fund intends to purchase securities through direct placement, but no purchase will be made if as a result more than 20% of the value of the Fund's total assets would be invested in such securities.

      If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

      The Fund intends to apply for ratings for its Preferred Shares from a nationally recognized statistical rating organization ("NRSRO"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund's ability to achieve its investment objectives.

      The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

      If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars; (2) traded on a major exchange; and (3) held physically outside of Russia.

                        THOSE RESPONSIBLE FOR MANAGEMENT

      The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser, or officers and directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

      John Hancock Fund Complex means the open-end and closed-end investment companies for which the Adviser acts as investment adviser.

                                                                                           NUMBERS OF
                                                                                           FUNDS
                                                                                           IN THE
                                                                                           JOHN
                                                                                           HANCOCK
                                                                                           FUND
                      POSITION(S)        TRUSTEE/                                          COMPLEX
NAME, ADDRESS(1)         HELD            OFFICER       PRINCIPAL OCCUPATION(S)             OVERSEEN         OTHER
AND AGE               WITH FUND          SINCE(2)      DURING PAST 5 YEARS                 BY TRUSTEE       DIRECTORSHIP
-------               ---------          -------       -------------------                 ----------       ------------
INTERESTED
TRUSTEES

John M.                 Trustee           2001         Executive Vice President             52              None
DeCiccio (3)                                           and Chief Investment
Born:  1948                                            Officer, John Hancock
                                                       Financial Services,
                                                       Inc.; Director,
                                                       Executive Vice President
                                                       and Chief Investment
                                                       Officer, John Hancock
                                                       Life Insurance Company;
                                                       Chairman of the
                                                       Committee of Finance of
                                                       John Hancock Life
                                                       Insurance Company;
                                                       Director, John Hancock
                                                       Subsidiaries, LLC,
                                                       Hancock Natural Resource
                                                       Group, Independence
                                                       Investment LLC,
                                                       Declaration Management &
                                                       Research LLC, the
                                                       Adviser and The Berkeley
                                                       Financial Group, LLC
                                                       ("The Berkeley Group"),
                                                       John Hancock Funds, LLC
                                                       ("John Hancock Funds"),
                                                       Massachusetts Business
                                                       Development Corporation;
                                                       Director, John Hancock
                                                       Insurance Agency, Inc.
                                                       ("Insurance Agency,
                                                       Inc.") (until 1999).

Maureen Ford            Trustee,          2000         Executive Vice                       52              None
Goldfarb (3)            Chairman,                      President, John Hancock
Born:  1955             President                      Financial Services,
                        and                            Inc., John Hancock Life
                        Chief                          Insurance Company;
                        Executive                      Chairman, Director,
                        Officer                        President and Chief
                                                       Executive Officer,
                                                       the Adviser and The Berkeley
                                                       Group; Chairman,
                                                       Director, President and Chief
                                                       Executive Officer,
                                                       John Hancock Funds;
                                                       Chairman, Director,
                                                       President and Chief
                                                       Executive Officer,
                                                       Sovereign Asset Management
                                                       Corporation ("SAMCorp.");
                                                       Director, John
                                                       Hancock Subsidiaries,
                                                       LLC; Independence
                                                       Investment LLC and
                                                       John Hancock Signature
                                                       Services, Inc.
                                                       ("Signature Services");
                                                       Investment Company
                                                       Institute, Board of
                                                       Governors (since 2002);
                                                       Senior Vice President,
                                                       MassMutual Insurance Co.
                                                       (until 1999).

INDEPENDENT
TRUSTEES

Dennis S.               Trustee           1988         Professor of Law,                    21              Director,
Aronowitz                                              Emeritus, Boston                                     Brookline
Born:  1931                                            University School of Law                             Bancorp.
                                                       (as of 1996).

Richard P.              Trustee           1975         President and Chief                  21              Chairman
Chapman, Jr.                                           Executive Officer,                                   and
Born:  1935                                            Brookline Bancorp., Inc.                             Director,
                                                       (lending) (since 1972);                              Northeast
                                                       Chairman and Director,                               Retirement
                                                       Lumber Insurance Co.                                 Services,
                                                       (insurance) (until 2000).                            Inc.
                                                                                                            (retirement
                                                                                                            administra-tion)
                                                                                                            (since
                                                                                                            1998).

William J.              Trustee           1991         Vice President, Senior               21              Director,
Cosgrove                                               Banker and Senior Credit                             Hudson
Born:  1933                                            Officer, Citibank, N.A.                              City
                                                       (banking) (retired                                   Bancorp
                                                       1991); Executive Vice                                (banking);
                                                       President, Citadel Group                             Trustee,
                                                       Representatives, Inc.                                Scholarship
                                                       (financial reinsurance).                             Fund for
                                                                                                            Inner City
                                                                                                            Children
                                                                                                            (since
                                                                                                            1986).

Richard A.              Trustee           1996         President, Farrell,                  21              Trustee,
Farrell                                                Healer & Co., Inc.,                                  Marblehead
Born:  1932                                            (venture capital                                     Savings
                                                       management firm)(since                               Bank
                                                       1980) and General                                    (since
                                                       Partner of the Venture                               1994).
                                                       Capital Fund of NE;
                                                       Prior to 1980, headed
                                                       the venture capital
                                                       group at Bank of Boston
                                                       Corporation.

William F.              Trustee           1996         President Emeritus,                  21              None.
Glavin                                                 Babson College (as of
Born:  1932                                            1998); Vice Chairman,
                                                       Xerox Corporation (until
                                                       1989); Director, Reebok,
                                                       Inc. (until 2002) and
                                                       Inco Ltd. (until 2002).

John A. Moore           Trustee           1996         President and Chief                  29              Director,
Born:  1939                                            Executive Officer,                                   CIIT
                                                       Institute for Evaluating                             (nonprofit
                                                       Health Risks, (nonprofit                             research).
                                                       institution) (until
                                                       2001); Senior Scientist,
                                                       Sciences International
                                                       (health research)(since
                                                       1998); Principal,
                                                       Hollyhouse
                                                       (consulting)(since
                                                       2000).

Patti McGill            Trustee           1996         Executive Director,                  29              Director,
Peterson                                               Council for                                          Niagara
Born:  1943                                            International Exchange                               Mohawk
                                                       of Scholars (since                                   Power
                                                       1998); Vice President,                               Corporation
                                                       Institute of                                         (electric
                                                       International Education                              utility).
                                                       (since 1998); Senior
                                                       Fellow, Cornell
                                                       Institute of Public
                                                       Affairs, Cornell
                                                       University (until 1997);
                                                       President Emerita of
                                                       Wells College and St.
                                                       Lawrence University.

John W. Pratt           Trustee           1996         Professor of Business                21              None.
Born: 1931                                             Administration Emeritus,
                                                       Harvard University
                                                       Graduate School of
                                                       Business Administration
                                                       (as of 1998).

The following persons are the officers of the Fund who are not also members of the Board of Trustees.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                                                                           THE JOHN
                                                                                           HANCOCK
                                                                                           FUND
NAME, ADDRESS         POSITION(S)        TRUSTEE/                                          COMPLEX
(1)                   HELD               OFFICER       PRINCIPAL OCCUPATION(S)             OVERSEEN         OTHER
AND AGE               WITH FUND          SINCE(2)      DURING PAST 5 YEARS                 BY TRUSTEE       DIRECTORSHIP
-------               ---------          --------      -------------------                 ----------       ------------
PRINCIPAL
OFFICERS WHO
ARE NOT
TRUSTEES

Richard A.            Senior             2000          Senior Vice President,              N/A
Brown                 Vice                             Chief Financial Officer
Born:  1949           President                        and Treasurer, the
                      and                              Adviser, the  John
                      Chief                            Hancock Fund Complex,
                      Financial                        and The Berkeley Group;
                      Officer                          Second Vice President
                                                       and Senior Associate
                                                       Controller, Corporate
                                                       Tax Department, John
                                                       Hancock Financial
                                                       Services, Inc. (until
                                                       2001).

Thomas H.             Vice               1992          Vice President and                  N/A
Connors               President                        Compliance Officer, the
Born:  1959           and                              Adviser and the John
                      Compliance                       Hancock Fund Complex;
                      Officer                          Vice President, John
                                                       Hancock Funds.

William H. King       Vice               1988          Vice President and                  N/A
Born:  1952           President                        Assistant Treasurer, the
                      and                              Adviser; Vice President
                      Treasurer                        and Treasurer of the
                                                       John Hancock Fund
                                                       Complex; Assistant
                                                       Treasurer of John
                                                       Hancock Funds (until 2001).

Susan S. Newton       Senior             1984          Senior Vice President,              N/A
Born:  1950           Vice                             Secretary and Chief
                      President,                       Legal Officer, SAMCorp.,
                      Secretary                        the Adviser, the John
                      and                              Hancock Fund Complex,
                      Chief                            John Hancock Funds and
                      Legal                            The Berkeley Group; Vice
                      Officer                          President, Signature
                                                       Services (until 2000),
                                                       Director, Senior Vice
                                                       President and Secretary,
                                                       NM Capital.

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

      The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons".

      The Audit Committee members are Mr. Glavin, Dr. Moore and Ms. Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. For the fiscal year ended December 31, 2002, the Audit Committee held four meetings.

      The Administration Committee's members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. For the fiscal year ended December 31, 2002, the Administration Committee held four meetings.

      The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. For the fiscal year ended December 31, 2002, the Contract/Operations Committee held four meetings.

      The Investment Performance Committee members are Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. For the fiscal year ended December 31, 2002, the Investment Performance Committee held four meetings.

      The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2002.


                                                                  AGGREGATE DOLLAR RANGE
                                                                            OF
                                                                     HOLDINGS IN JOHN
   NAME OF TRUSTEE                 DOLLAR RANGE OF FUND SHARES     HANCOCK FUND COMPLEX
INDEPENDENT TRUSTEES                    OWNED BY TRUSTEE          OVERSEEN BY TRUSTEE (1)
--------------------                    ----------------          -----------------------
Dennis S. Aronowitz                         $1-$10,000               $50,001-$100,000
Richard P. Chapman, Jr.                     $1-$10,000                  Over $100,000
William J. Cosgrove                         $1-$10,000                  Over $100,000
Richard A. Farrell                     $10,001-$50,000                  Over $100,000
William F. Glavin                                 none                  Over $100,000
Dr. John A. Moore                                 none                  Over $100,000
Patti McGill Peterson                             none                  Over $100,000
John W. Pratt                               $1-$10,000                  Over $100,000

INTERESTED TRUSTEES
John M. DeCiccio                                  none                  Over $100,000
Maureen Ford Goldfarb                       $1-$10,000                  Over $100,000

      (1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his or her deferred fees equal to the amount that he or she would have earned if the deferred fees amount were invested in one or more funds in the John Hancock Fund Complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his or deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of

      Holdings in the John Hancock Fund Complex Overseen by Trustee" would be none and over $100,000 for Messrs. Chapman, Cosgrove, Gavin and Dr. Moore.

      The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford Goldfarb and Mr. DeCiccio, interested Trustees, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                                   Total Compensation from
                                             Aggregate                All Funds in John
                                            Compensation           Hancock Fund Complex to
Trustees                                   from the Fund(1)             Trustees(2)
--------                                   ----------------             -----------
Dennis S. Aronowitz                          $  1,088                     $ 72,000
Richard P. Chapman, Jr.*                     $  1,188                     $ 78,100
William J. Cosgrove*                         $  1,139                     $ 75,100
Richard A. Farrell                           $  1,137                     $ 75,000
Gail D. Fosler +                             $  1,088                     $ 72,000
William F. Glavin*                           $  1,137                     $ 75,000
Dr. John A. Moore*                           $  1,088                     $ 72,000
Patti McGill Peterson                        $  1,088                     $ 72,000
John W. Pratt                                $  1,090                     $ 72,100
                                             --------                     --------
Total                                        $ 10,043                     $663,300


      (1) Aggregate compensation from the Fund is for the calendar year ended December 31, 2002.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2002. As of that date, there were 61 funds in the John Hancock Fund Complex, of which Dr. Moore and Ms. Peterson served on 39 funds and each other independent Trustee served on 31 funds.

      (*) As of December 31, 2002, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

      (+) As of December 31, 2002, Ms. Fosler resigned as Trustee of the Fund.

      All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

      As of October 15, 2003 officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and had over $27 billion in assets under management as of June 30, 2003 in its capacity as investment adviser to the Fund and other funds in the John Hancock Fund Complex as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $139 billion, as of June 30, 2003, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with S&P and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The Fund has entered into an investment management contract, as amended and restated on August 21, 2003 (the "Advisory Agreement"), with the Adviser, which was approved by the Fund's shareholders on August 21, 2003. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish the Fund with advice and recommendations through an investment program consistent with the investment policies of the Fund with respect to the purchase, holding and disposition of portfolio securities, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

      The Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. It pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services relating to the administration of the Fund. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund are borne by the Fund, including independent Trustees' fees and legal, accounting, financial management, tax and auditing fees and expenses of the Fund.

      For its advisory and administrative services, the Fund will accrue and pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.650% of the Fund's average weekly managed assets for the first $150 million, 0.375% of such assets for the next $50 million, 0.350% of such assets for the next $100 million, and 0.300% of such assets for any amounts over $300 million. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability.

      Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

      Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

      The Board is responsible for overseeing the performance of the Adviser and determining whether to approve and renew the Advisory Agreement. On May 20, 2003, the Board requested and received from the Adviser certain information the Board deemed important in evaluating the Adviser's qualifications, the reasonableness of the proposed fee, and the potential benefits that the Fund and its common shareholders may realize from a leveraging strategy. In addition, the Board drew upon its experience in acting as trustees for other investment companies. The primary factors that the Board considered to be favorable in approving the Advisory Agreement were:

- The performance results of the Fund and the Adviser's overall management, as compared with relevant performance standards, including the performance results of comparable intermediate and long-term fixed income funds derived from data provided by Lipper Inc. and appropriate market indices. In that regard, the Trustees noted that the Fund's performance for the one, three and five year periods ended December 31, 2002 exceeded the performance of the comparative closed-end bond fund universe prepared by Lipper, Inc. and the applicable Lipper index. Within the Lipper peer group, the Fund ranked in the first or second quintile (with first being the best in a one to five ranking) on a one, three, five and ten year basis.

- The reasonableness of the advisory fees paid by the Fund based on the average advisory fees for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that adjust the fee downward as the size of the Fund's portfolio increases. The Trustees noted that the Fund's management fee and total expense ratio was lower than the average management fee and expense ratio of its Lipper peer group.

- The Adviser's investment team and portfolio management process, as well as the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, it was in the best interest of the Fund's shareholders to approve the Advisory Agreement, as amended and restated to reflect the issuance of preferred shares.

      The Advisory Agreement was approved by all Trustees. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually after its initial two year term both (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

      ACCOUNTING AND LEGAL SERVICES AGREEMENT. The Fund is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid fees in the amount of $30,066, $34,339 and $50,168, respectively.

      PROXY VOTING. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines and proxy voting procedures are attached to this Statement of Additional Information as Appendix C.

      CODE OF ETHICS. Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics, which restricts the trading activity of those personnel.

     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE PREFERRED SHARES

      GENERAL. Depository Trust Company ("DTC") will act as the securities depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares of any series will be registered in the name of Cede & Co., as nominee of the securities depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the By-Laws. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

      CONCERNING THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

      The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

      The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

      BROKER-DEALERS. The Auction Agent after each Auction for Preferred Shares will pay to each broker-dealer that has entered into an agreement with the Auction Agent (a "Broker-Dealer"), from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

      The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                            RATING AGENCY GUIDELINES

      The description of Moody's rating guidelines contained in this Statement of Additional Information does not purport to be complete and is subject to and qualified in its entirety by reference to the By-Laws. A copy of the By-Laws is filed as an exhibit to the registration statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

      The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's in connection with the Fund's receipt of a rating of "Aaa" from Moody's for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

      The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the Fund's common shares. The Fund has agreed with Moody's that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments than would otherwise be deemed potentially desirable by the Adviser, including private placements other than Rule 144A securities. The Rating Agency Guidelines are subject to change from time to time with the consent of Moody's and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

      The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by Moody's (the "Preferred Shares Basic Maintenance Amount"). Moody's has established guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).

      The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.

      A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated "Aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. "Aaa" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's by the Fund and obtained by Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

      For purposes of calculating the discounted value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The discounted value ("Discounted Value") of a portfolio security under Rating Agency Guidelines is the market value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. According to Rating Agency Guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 130% to maintain the rating. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

      MOODY'S DISCOUNT FACTOR. For the purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage is determined as follows. According to the Rating Agency Guidelines, in addition to standard weekly reporting, the Fund must notify Moody's if the portfolio coverage ratio of the Discounted Value of Moody's Eligible Assets to liabilities is less than 130%. Computation of rating agency asset coverage ratio requires use of the diversification tables prior to applying Moody's Discount Factors noted below and after identifying Moody's Eligible Assets for purposes of completing basic maintenance tests. The Moody's Discount Factor for any

Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

      Corporate debt securities. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                        Moody's Rating Category
                                        -----------------------
  Term to Maturity of                                                     Below B
       Corporate                                                            and
   Debt Security (1)        Aaa      Aa     A       Baa      Ba     B     Unrated(2)
   -----------------        ---      --     -       ---      --     -     ----------
1 year or less              109%    112%   115%     118%    137%   150%     250%
2 years or less (but
longer than 1 year)         115     118    122      125     146    160      250
3 years or less (but
longer than 2 years)        120     123    127      131     153    168      250
4 years or less (but
longer than 3 years)        126     129    133      138     161    176      250
5 years or less (but
longer than 4 years)        132     135    139      144     168    185      250
7 years or less (but
longer than 5 years)        139     143    147      152     179    197      250
10 years or less (but
longer than 7 years)        145     150    155      160     189    208      250
15 years or less (but
longer than 10 years)       150     155    160      165     196    216      250
20 years or less (but
longer than 15 years)       150     155    160      165     196    228      250
30 years or less (but
longer than 20 years)       150     155    160      165     196    229      250
Greater than 30 years       165     173    181      189     205    240      250

-------------
(1) The Moody's Discount Factor for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources as well as combined with a number of sources as present by the corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in the corporate debt table above. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      For corporate debt securities that do not pay interest in U.S. dollars, the Fund will contact Moody's to obtain the applicable currency conversion rates.

      U.S. Government Securities and U.S. Treasury Strips.

                                                  U.S. Government and     U.S. Treasury
                                                   Agency Securities     Strips Discount
      Remaining Term to Maturity                    Discount Factor          Factor
1 year or less........................ .........         107%                  107%
2 years or less (but longer than 1 year) .......         113                   115
3 years or less (but longer than 2 years) ......         118                   121
4 years or less (but longer than 3 years) ......         123                   128
5 years or less (but longer than 4 years) ......         128                   135
7 years or less (but longer than 5 years) ......         135                   147
10 years or less (but longer than 7 years) .....         141                   163
15 years or less (but longer than 10 years) ....         146                   191
20 years or less (but longer than 15 years) ....         154                   218
30 years or less (but longer than 20 years) ....         154                   244

      Short-term instruments and cash. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, short term money market instruments and short-term municipal debt obligations, is (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's exposure period, as described below ("Moody's Exposure Period"); (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.


      Rule 144A securities. The Moody's Discount Factor applied to Rule 144A whose terms include rights to registration under the 1933 Act, within one year and Rule 144A securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the 1933 Act.

      Convertible securities (including convertible preferred securities).

Moody's Rating              Utility      Industrial     Financial     Transportation
--------------              -------      ----------     ---------     --------------
Aaa                           162%          256%           233%            250%
Aa                            167%          261%           238%            265%
A                             172%          266%           243%            275%
Baa                           188%          282%           259%            285%
Ba                            195%          290%           265%            290%
B                             199%          293%           270%            295%
Below B and Unrated (1)       300%          300%           300%            300%

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources as well as combined with a number of sources as present by the corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      Common stock. The following Moody's Discount Factors will be applied to the common stock holdings:

Common Stocks                  Utility      Industrial      Financial
-------------                  -------      ----------      ---------
7 week exposure period          170%           264%            241%

      Common stock and preferred stock of REITs and other real estate companies.

                                                        Moody's Discount Factor (1)(2)(3)
                                                        ---------------------------------
Common Stock of REITs                                                 154%
Preferred Stock of REITs
  with senior implied Moody's (or S&P) rating:                        154%
  without senior implied Moody's (or S&P) rating:                     208%
Preferred Stock of other real estate companies
  with senior implied Moody's (or S&P) rating:                        208%
  without senior implied Moody's (or S&P) rating:                     250%

(1) A Moody's Discount Factor of 250% will be applied to those assets in a single Moody's real estate industry / property sector classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Moody's Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Moody's Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.


      Debt securities of REITS and other real estate companies.

                                                                           Moody's Rating
                                                                           --------------

                                                                                                          Below B
                                                                                                          and
Term to maturity                                Aaa      Aa         A        Baa       Ba        B        Unrated(1)
----------------                                ---      --         -        ---       --        -        ----------
1 year or less                                  109%     112%      115%      118%      137%     150%         250%
2 years or less (but longer than 1 year)        115      118       122       125       146      160          250
3 years or less (but longer than 2 years)       120      123       127       131       153      168          250
4 years or less (but longer than 3 years)       126      129       133       138       161      176          250
5 years or less (but longer than 4 years)       132      135       139       144       168      185          250
7 years or less (but longer than 5 years)       139      143       147       152       179      197          250
10 years or less (but longer than 7 years)      145      150       155       160       189      208          250
15 years or less (but longer than 10 years)     150      155       160       165       196      216          250
20 years or less (but longer than 15 years)     150      155       160       165       196      228          250
30 years or less (but longer than 20 years)     150      155       160       165       196      229          250
Greater than 30 years                           165      173       181       189       205      240          250

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for a corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      Bank loans. The Moody's Discount Factor applied to bank loans means Senior Loans(1) with outstanding amounts greater than $25 million(2).

Split Baa and Ba       Split Ba, B, and Split B       Caa and Split Caa incl. Distressed
----------------       ------------------------       ----------------------------------
      136%                       149%                                 250%

(1)   Non-senior loans to be discounted using the factors, plus 10%.

(2) Loans with outstandings less than $250 million accorded discounts above, plus incremental discounts of 20%.

      Asset-backed and mortgage-backed securities. The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below.

Remaining Term to Maturity                    Moody's Discount Factor
--------------------------                    -----------------------
3 years or less                                        133%
7 years or less (but longer than 3 years)              142
10 years or less (but longer than 7 years)             158
20 years or less (but longer than 10 years)            174

            The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

                    Coupon              Moody's Discount Factor
                    ------              -----------------------
                      5%                            166 %
                      6%                            162
                      7%                            158
                      8%                            154
                      9%                            151
                      10%                           148
                      11%                           144
                      12%                           142
                      13%                           139
                  adjustable                        165

            The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

            The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

                    Coupon                 Moody's Discount Factor
                    ------                 -----------------------
                      5%                             172%
                      6%                             167
                      7%                             163
                      8%                             159
                      9%                             155
                      10%                            151
                      11%                            148
                      12%                            145
                      13%                            142
                  adjustable                         170

      Municipal debt obligations. The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

Exposure Period                Aaa       Aa       A       Baa     MIG-1 (1)     MIG-1 (2)    Unrated (3)
---------------                ---       --       -       ---     ---------     ---------    -----------
7 weeks                        151%     159%     160%     173%       135%          148%          225%
8 weeks or less (but greater
than 7 weeks)                  154      161      168      176        137           149           231
9 weeks or less (but greater
than 8 weeks)                  158      163      170      177        138           150           240

(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's securities rated below Baa by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a municipal debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

      By resolution of the Board of Trustees and without amending the By-Laws of the Fund or otherwise submitting such resolution for Shareholder approval, (i) the Moody's Discount Factors may be changed from those set forth above and (ii) additional Moody's Discount Factors may be established for other Eligible Assets if, in each case, the Rating Agency has advised the Fund in writing that such change or addition would not adversely affect its then-current rating of the Auction Preferred Shares, provided that the Fund shall cause to be made available a written statement setting forth the Moody's Discount Factors, as changed or as supplemented, for inspection by the Holders at the principal executive office of the Fund.

      MOODY'S ELIGIBLE ASSETS. Under current Rating Agency Guidelines, the following are considered to be Moody's Eligible Assets:

      Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five business days of the valuation date, as defined the Fund's By-Laws (the "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short term money market instrument rating of at least P-1.

      Short term money market instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Moody's rated 2a-7 money market funds are also eligible investments.

      U.S. Government Securities and U.S. Treasury Strips.

      Rule 144A securities.

      Senior loans and other bank loans approved by Moody's.

      Preferred stocks, if (A) dividends on such preferred stock are cumulative,
(B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets.


         Common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) may be sold without restriction by the corporation; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset.

      Asset-backed and mortgage-backed securities,

      (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

      (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

      (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

      (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

      (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

      (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

      (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
(e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

      Any municipal debt obligations that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000.

      Structured Notes and rated TRACERS; and TRAINS.

      Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the APS.

      Additionally, in order to merit consideration as a Moody's Eligible Asset, securities should be issued by entities which:

      -     Have not filed for bankruptcy with the past year

      - Are current on all principal and interest in their fixed income obligations

      -     Are current on all preferred stock dividends

      - Possess a current, unqualified auditor's report without qualified, explanatory language.

      DIVERSIFICATION. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets. The table below establishes maximum limits for inclusion of corporate bonds and preferred stocks except convertibles and common stocks as eligible assets prior to applying Moody's Discount Factors to eligible securities:

                              Maximum Single          Maximum Single       Minimum Issue Size ($
      Ratings (1)             Issuer (2),(3)          Industry(3),(4)        in millions) (5)
      -----------             --------------          ---------------        ----------------
Aaa....................            100%                    100%                    $100
Aa.....................             20                      60                      100
A......................             10                      40                      100
Baa, Com. St. .........              6                      20                      100
Ba.....................              4                      12                     50(6)
B1-B2..................              3                       8                     50(6)
B3 or below............              2                       5                     50(6)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate market value of the portfolio.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)   Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Fund's total assets.


      Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Share Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise, the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount as described in the Fund's By-Laws or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such assets as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Fund in connection with any outstanding derivative transaction.

      The following are Moody's industry classifications for the purpose of the foregoing diversification requirements:

Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating, Containers

Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

Diversified/Conglomerate Manufacturing

Diversified/Conglomerate Service

Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

Finance: Investment Brokerage, Leasing, Syndication, Securities

Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

Grocery: Grocery Stores, Convenience Food Stores

Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

Hotels, Motels, Inns and Gaming

Insurance: Life, Property and Casualty, Broker, Agent, Surety

Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

Personal Transportation: Air, Bus, Rail, Car Rental

Utilities: Electric, Water, Hydro Power, Gas

Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supranational Agencies

      The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the Fund considers necessary.

      MOODY'S EXPOSURE PERIOD means the period commencing on a given Valuation Date and ending 42 days thereafter.

      HEDGING. The Fund may purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury bonds, purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

      - The Fund may not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or (B) outstanding financial futures contracts based on any index approved by Moody's having a market value exceeding 50% of the market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction).

      - The Fund may not engage in any Moody's Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P or Fitch); or (B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 80% of the aggregate market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated BBB or A by S&P or Fitch).

      - For purposes of the foregoing, the Fund is deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund).

      - The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund.

      - The Fund may engage in a closing transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a closing transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires.

      - The Fund may engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter.

      - The Fund (A) may not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase.

      - The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      OTHER. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount as described in the Fund's By-Laws or it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

                                 NET ASSET VALUE

      For purposes of calculating the net asset value ("NAV") of the Fund's common shares, the following procedures are utilized wherever applicable.

      Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

      Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or, in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

      Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Board of Trustees.

      Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

      The NAV of the Fund's common shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets by the number of its common shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's common shares may be significantly affected on days when a shareholder has no access to the New York Stock Exchange.

                              BROKERAGE ALLOCATION

      Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

      In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

      The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

      To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Trustees that such commission is reasonable in light of the services provided and to such policies as the Board of Trustees may adopt from time to time.

      Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

      The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

      While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

      The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

      The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker.

      Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

      Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

      For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

      For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid brokerage commission in the amount of $0, $0 and $7,991, respectively.

                         U.S. FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of the Preferred Shares. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

      If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax (even if it distributed all of its income to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

      Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

      Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to shareholders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

      In general, to the extent the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so designated by the Fund, as qualified dividend income taxable to individual shareholders at a maximum 15% federal income tax rate and distributions from net capital gain designated as capital gain dividends, if any, will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of the shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      Most of the dividends distributed to shareholders will be attributable to income from the Fund's investments in debt securities or other investments that do not produce "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code, and thus will not qualify for the maximum 15% federal income tax rate on qualified dividend income. A portion of the dividend distributions to individual shareholders may qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by the Fund (if any) to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long-term capital gains to the extent that such dividends relate to capital gains recognized by the Fund on or after May 6, 2003. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      A fund's distributions to its corporate shareholders would potentially qualify for the corporate Dividends Received Deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations (not including corporations qualifying as REITs) and certain other requirements are met. The income to be received by the Fund from its investment in debt securities is not expected to qualify for the Dividends Received Deduction under the Code. As a result, the Fund expects that most of its distributions to corporate shareholders will not qualify for such deduction. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions from the dividends attributable to such stocks, may qualify for the Dividends Received Deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest (if any) and net capital gain.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

      If the Fund acquires any equity interest generally including not only stock but also (under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of such passive foreign investment companies as ordinary income. The Fund will monitor and may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

      The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund in the event it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      If at any time when the Preferred Shares are outstanding the Fund fails to meet the Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or the value of the Fund's portfolio fails to equal or exceed the 1940 Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance or asset coverage, as the case may be, is restored. This could prevent the Fund from distributing at least an amount equal to 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income (if any), and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon any failure to meet such maintenance or asset coverage requirements, the Fund will be required to purchase or redeem shares of preferred stock, including the Preferred Shares, in order to maintain or restore the requisite maintenance or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

      If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, and its net tax-exempt income (if any) to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

      Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of the Preferred Shares) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

      The Fund may, at its option, redeem preferred shares (including the Preferred Shares) in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of the Preferred Shares generally will be taxed as gain or loss from the sale of the Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund,
(c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For purposes of clauses (a), (b), and (c) above, a shareholder's ownership of common and preferred shares will be taken into account and the common and preferred shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

      Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options and futures contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

      The federal income tax treatment of the Fund's investment in preferred securities and its participation in transactions involving interest rate swaps, caps, floors or collars and credit default swaps is uncertain and may be subject to recharacterization by the IRS. To the extent that the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions of particular types of income made to common shareholders and preferred shareholders in accordance with each such class's proportionate share of such income. Thus, the Fund will designate distributions comprised of particular types of income, including ordinary income, qualified dividend income and net capital gains, in a manner that allocates such income between the holder of common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class during or for the taxable year, or otherwise required by applicable law. Distributions in excess of the Fund's current and accumulated earnings and profits (if any), however, will not be allocated proportionately among the Preferred Shares and the common shares. Since the Fund's current and accumulated earnings will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

      The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

      The Fund is required to withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the taxpayer identification number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.

      The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, all as determined for U.S. federal income tax purposes) and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary income dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate of documentation is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, state, local, foreign and other applicable tax laws.

                                   PERFORMANCE

      From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

      Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

                              CUSTODY OF PORTFOLIO

      Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, foreign custody manager and fund accounting services.

                              INDEPENDENT AUDITORS

      The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will audit and render opinion on the Fund's annual financial statements for the fiscal year ending December 31, 2003.

      Until December 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP for the periods indicated in their report with respect to those financial statements and are included by reliance upon the authority of Ernst & Young, LLP as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

The Fund's audited financial statements in its annual report to shareholders for the fiscal year ended December 31, 2002, as filed with the SEC on February 24, 2003, and the Fund's unaudited financial statements in its semi-annual report to shareholders for the period ended June 30, 2003, as filed with the SEC on August 28, 2003, are incorporated by reference into this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, independent auditors, as indicated in their report thereon, appearing and incorporated by reference herein, and are included in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing. The Fund's annual and semi-annual reports referenced above are available without charge upon request by contacting Mellon Investor Services, 85 Challenger Road, Ridgefield Park, New Jersey 07660 at 1-800-852-0218.

APPENDIX A - MORE ABOUT RISK

      A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the Prospectus.

      A fund is permitted to utilize -- within limits established by the Trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

      As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

      CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks (e.g., short sales, financial futures and options; securities and index options, currency contracts).

      CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (e.g., borrowing, reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options, securities and index options).

      INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable (e.g., non-investment-grade securities, foreign equities).

      INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values (e.g., non-investment-grade securities, financial futures and options, securities and index options).

      LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value (e.g., borrowing, reverse repurchase agreements, when-issued securities and forward commitments).

      HEDGING RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options, currency contracts).

      SPECULATIVE RISK. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options, currency contracts).

      LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance (e.g., non-investment-grade securities, short sales, restricted and illiquid securities, financial futures and options securities and index options, currency contracts).

      MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

      MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

      NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events (e.g., foreign equities).

      OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (e.g., short sales, when-issued securities and forward commitments, financial futures and options, securities and index options, currency contracts).

      POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war (e.g., foreign equities).

      VALUATION RISK. The risk that a fund has valued certain of its securities at a higher price than it can sell them for (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B - DESCRIPTION OF RATINGS

      The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.  - PREFERRED SECURITIES RATINGS

Aaa: Preferred stocks which are rated "Aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa: Preferred stocks which are rated "Aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: Preferred stocks which are rated "A" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa: Preferred stocks which are rated "Baa" are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba: Preferred stocks which are rated "Ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

MOODY'S INVESTORS SERVICE, INC.- BOND RATINGS

Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP - PREFERRED SECURITIES RATINGS

AAA: This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the "A" category.

BB: An issue rated "BB" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, there are outweighed by large uncertainties or major risk exposures to adverse conditions.

STANDARD & POOR'S RATINGS GROUP - BOND RATINGS

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated "BB," and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

      -   plan dilution is more than 10% of outstanding common stock,

      - plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

      - company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

      - the plan allows stock to be purchased at less than 85% of fair market value;

      -   this plan dilutes outstanding common equity greater than 10%

      - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

      -   change the company name;

      -   approve other business;

      -   adjourn meetings;

      -   make technical amendments to the by-laws or charters;

      -   approve financial statements;

      -   approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

      -   calling for shareholder ratification of auditors;

      -   calling for auditors to attend annual meetings;

      -   seeking to increase board independence;

      -   requiring minimum stock ownership by directors;

      - seeking to create a nominating committee or to increase the independence of the nominating committee;

      -   seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES



THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D - AUCTION PROCEDURES

      The following procedures will be set forth in provisions of the By-Laws relating to the Preferred Shares and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Capitalized terms used herein are defined in the By-Laws or the Prospectus, except that the term "Trust" means the Fund. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

SECTION 8.9.  AUCTION PROCEDURES

(a)   ORDERS.

      (i) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

            (A) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (1) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                  (2) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (3) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

            (B) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

            (C) For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (A)(1), (A)(2), (A)(3) or
(B) of this Section 8.9(a)(i) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (A)(1) of this Section 8.9(a)(i) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 8.9(a)(i) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (A)(3) of this Section 8.9(a)(i) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

            (D) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (2) such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (3) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

            (E) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Sell Order; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(B)(3) if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (iii) of Section 8.9(b) if (X) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 8.9(f) or (Y) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

            (F) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(A)(5) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (ii) No Order for any number of APS other than whole shares shall be valid.

(b)   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (B) the aggregate number of shares of such series that are the subject of such Order;

            (C) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (1) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (2) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (3) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

            (D) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (A) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

            (B)

                  (1) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (A) above;

                  (2) subject to subclause (1), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (3) subject to subclauses (1) and (2), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;

                  (4) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (B) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

            (C) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (A) above and valid Bids referred to in clause (B) above.

      (v) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

(c) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

      (i) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (A) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

            (B) from the Submitted Orders for shares of such series whether:

                  (1) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series exceeds or is equal to the sum of:

                  (2) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

                  (3) the number of Outstanding shares of such series subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (2) and (3) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (1) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

            (C) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                  (1) (X) each such Submitted Bid of Existing Holders specifying such lowest rate and (Y) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (2) (X) each such Submitted Bid of Potential Holders specifying such lowest rate and (Y) all other such Submitted Bids of Potential Holders specifying lower rates were accepted would result in such Existing Holders described in Section 8.9(c(i)(B)(2) (1) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in Section 8.9(c(i)(B)(2), would equal not less than the Available APS of such series.

      (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph (i) of this Section 8.9(c), the Auction Agent shall advise the Fund of the Maximum Applicable Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (A) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

            (B) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

            (C) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Composite Commercial Paper Rate on such Auction Date.

(d) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      (i) Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 8.9(c)(i)(A), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (A) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of Section 8.9(d), Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                  (2) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                  (3) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (4) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in Sections 8.9(d)(i)(A) and
(C), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (5) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (2) through (4) of this Section 8.9(i)(A) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (B) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of Section 8.9(d)(4), Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                  (2) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

                  (3) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (2) of this paragraph (B) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

            (C) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

            (D) If, as a result of the procedures described in clause (4) or (5) of paragraph (A) or clause (3) of paragraph (B) of this Section 8.9(d)(i), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

            (E) If, as a result of the procedures described in clause (5) of
Section 8.9(d)(i)(A), any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

            (F) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and

Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (G) None of the Fund, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

(e)   AUCTION AGENT.

      For so long as any APS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

(f)   TRANSFER OF APS.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Section 8.9 or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 8.9 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

(g)   GLOBAL CERTIFICATE.

      Prior to the commencement of a any period in which the holders of Preferred Shares are entitled to elect a majority of the Board of Trustees, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

(h)   FORCE MAJEURE.

      (i) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (ii) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

            (A) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

            (B) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

            (C) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

(i)   MISCELLANEOUS.

      The Board of Trustees may interpret the provisions of this Section 8.9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not materially adversely affect the rights of Existing Holders of the Preferred Shares, and if such inconsistency, ambiguity or formal defect reflects an inaccurate provision hereof, the Board of Trustees may, in appropriate circumstances, amend this Section 8.9. An Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 8.9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (B) shall have the ownership of the Preferred Shares held by it maintained in book-entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Fund nor any affiliated person of the Fund (as defined under the Investment Company Act) shall submit any Order in any Auction. All of the Outstanding Preferred Shares shall be represented by one certificate registered in the name of the nominee of the Securities Depository. Each such certificate shall bear a legend substantially to the effect that transfer of the Shares represented by such certificate is subject to the restrictions specified in Section 8.9(f). Neither the Fund nor any of its agents, including, without limitation, the Auction Agent, shall have any liability with respect to the failure of a Potential Holder, Existing Holder or Agent Member to deliver, or to pay for, Preferred Shares sold or purchased in an Auction or otherwise.

APPENDIX E - SETTLEMENT PROCEDURES

      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix constitutes a representation by the Fund that in each Auction each party referred to herein will actually perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix C hereto, as the case may be.

      (a) On each Auction Date, the Auction Agent shall notify by telephone, or through the Auction Agent's auction processing system, the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Existing Holder or Potential Holder of:

            (i) the Applicable Rate fixed for the next succeeding Dividend
Period;

            (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

            (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of an Existing Holder, the number of shares, if any, of APS to be sold by such Existing Holder;

            (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Holder, the number of shares, if any, of APS to be purchased by such Potential Holder;

            (v) if the aggregate number of APS to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of APS to be purchased by all potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of APS and the number of such shares to be purchased from one or more Existing Holders on whose behalf such Broker-Dealer acted by one or more Potential Holders on whose behalf each of such Buyer's Broker-Dealers acted;

            (vi) if the aggregate number of APS to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of APS to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of APS and the number of such shares to be sold to one or more Potential Holders on whose behalf such Broker-Dealer acted by one or more Existing Holders on whose behalf each of such Seller's Broker-Dealers acted; and

            (vii) the Auction Date of the next succeeding Auction with respect to the APS.

      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

            (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's Agent Member to pay to such Broker - Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of APS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Holder of the Applicable Rate for the next succeeding Dividend Period;

            (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, to instruct such Existing Holder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the

Securities Depository the number of APS to be sold pursuant to such Order against payment therefor and advise any such Existing Holder that will continue to hold APS of the Applicable Rate for the next succeeding Dividend Period;

            (iii) advise each Existing Holder on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

            (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

            (v) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Holder or an Existing Holder shall, in such manner and at such time or times as in its sole discretion it may determine, allocated any funds received by it pursuant to (b)(i) above and any APS received by it pursuant to (b)(ii) above among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or
(a)(vi) above.

      (d)   On each Auction Date:

            (i) each Potential Holder and Existing Holder shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

            (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Existing Holder delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b) (i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

      (e)   On the day after the Auction Date:

            (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described under
(b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

            (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (ii) above, and the Securities Depository shall execute such transactions; and

            (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (iii) above, and the Securities Depository shall execute such transactions.

      (f) If an Existing Holder selling APS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Holder on behalf of which it submitted a Bid that was accepted a number of whole APS that is less than the number of shares that otherwise was to be purchased by such Potential Holder. In such event, the number of APS to be so delivered shall be determined solely by such Broker-Dealer.


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
Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.


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